As filed with the Securities and Exchange Commission on April 16, 2008
Registration No. 333-107705/811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	( )
POST-EFFECTIVE AMENDMENT NO.	8	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No.62	(X)
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on	May 1, 2008	, X on	May 1, 2008	,pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on	(date)	, pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2008

WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777; (727) 299-1800

Direct all payments made by check, and all correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Xcelerator SM, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) – Initial Class , the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”), the ProFunds, and the Access One Trust (Access Trust") (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE TO YOU UNDER YOUR POLICY
TRANSAMERICA SERIES TRUST*	PROFUNDS***
❖ Transamerica Asset Allocation – Conservative VP	❖ ProFund VP Asia 30
❖ Transamerica Asset Allocation – Growth VP	❖ ProFund VP Basic Materials
❖ Transamerica Asset Allocation – Moderate Growth VP	❖ ProFund VP Bull
❖ Transamerica Asset Allocation – Moderate VP	❖ ProFund VP Consumer Services
❖ Transamerica Balanced VP	❖ ProFund VP Emerging Markets
❖ Transamerica BlackRock Large Cap Value VP	❖ ProFund VP Europe 30
❖ ProFund VP Falling US Dollar
❖ Transamerica Capital Guardian U.S. Equity VP	❖ ProFund VP Financials
❖ Transamerica Capital Guardian Value VP	❖ ProFund VP International
❖ Transamerica Clarion Global Real Estate Securities VP	❖ ProFund VP Japan
❖ Transamerica Convertible Securities VP	❖ ProFund VP Mid-Cap
❖ Transamerica Equity VP	❖ ProFund VP Money Market
❖ Transamerica Federated Market Opportunities VP	❖ ProFund VP NASDAQ-100 (formerly, ProFund VP OTC)
❖ Transamerica Growth Opportunities VP	❖ ) ProFund VP Oil & Gas
❖ Transamerica Index 50 VP	❖ ProFund VP Pharmaceuticals
❖ Transamerica Index 75 VP	❖ ProFund VP Precious Metals
❖ Transamerica International Moderate Growth VP	❖ ProFund VP Short Emerging Markets
❖ Transamerica JP Morgan Core Bond VP	❖ ProFund VP Short International
❖ Transamerica JP Morgan Enhanced Index VP	❖ ProFund VP Short NASDAQ-100 (formerly, ProFund Short OTC)
❖ Transamerica JP Morgan Mid Cap Value VP**	❖ ProFund VP Short Small-Cap
❖ Transamerica Legg Mason Partners All Cap VP	❖ ProFund VP Small-Cap
❖ Transamerica MFS High Yield VP	❖ ProFund VP Small-Cap Value
❖ Transamerica MFS International Equity VP	❖ ProFund VP Telecommunications
❖ Transamerica Marsico Growth VP	❖ ProFund VP UltraSmall-Cap
❖ Transamerica Money Market VP	❖ ProFund VP U.S. Government Plus
❖ Transamerica Munder Net50 VP	❖ ProFund VP Utilities
❖ Transamerica PIMCO Total Return VP
❖ Transamerica Science & Technology VP	FIDELITY VIP FUND
❖ Transamerica Small/Mid Cap Value VP	Fidelity Index 500 Portfolio
❖ Transamerica T. Rowe Price Equity Income VP
❖ Transamerica T. Rowe Price Small Cap VP	ACCESS TRUST***
❖ Transamerica Templeton Global VP	❖ Access VP High Yield Fund
❖ Transamerica Third Avenue Value VP
❖ Transamerica U.S. Government Securities VP
❖ Transamerica Value Balanced VP
❖ Transamerica Van Kampen Mid-Cap Growth VP

*Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.

**This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

***The ProFunds and Access Trust portfolios permit frequent transfers. Investors in the ProFunds and/or Access Trust portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Variable Death Benefit	2
No Lapse Period Guarantee	3
Cash Value	3
Transfers	3
Loans	3
Cash Withdrawals and Surrenders	4
Tax Benefits	4
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	5
Risk of Lapse	5
Tax Risks (Income Tax and MEC)	5
Loan Risks	5
Portfolio Risks	6
Fee Tables	6
Range of Expenses for the Portfolios	17
Western Reserve, the Separate Account, the Fixed Account and the Portfolios	17
Western Reserve	17
The Separate Account	17
The Fixed Account	18
The Portfolios	19
Selection of Underlying Portfolios	28
Addition, Deletion, or Substitution of Portfolios	28
Your Right to Vote Portfolio Shares	28
Charges and Deductions	29
Premium Expense Charge	29
Monthly deductions	30
Mortality and Expense Risk Charge	32
Surrender Charge	33
Decrease Charge	34
Transfer Charge	35
Loan Interest Spread	35
Cash Withdrawal Charge	35
Taxes	36
Rider Charges	36
Portfolio Expenses	36
Revenue We Receive	36
The Policy	38
Ownership Rights	38
Modifying the Policy	38
Purchasing a Policy	39
Tax Free "Section 1035" Exchanges	39
When Insurance Coverage Takes Effect	39
Backdating a Policy	41
Policy Changes After Age 100	41
WRL Xcelerator Focus	42
WRL Xcelerator Exec	42
Policy Features	43
Premiums	43
Allocating Premiums	43
Premium Flexibility	44
Planned Periodic Payments	44
Minimum Monthly Guarantee Premium	45
This Policy is not Available in the State of New York

i

Premium Limitations	45
Making Premium Payments	45
Transfers	46
General	46
Disruptive Trading and Market Timing	46
Fixed Account Transfers	50
Conversion Rights	50
Dollar Cost Averaging	50
Asset Rebalancing Program	51
Third Party Asset Allocation Services	51
Policy Values	52
Cash Value	52
Net Surrender Value	52
Subaccount Value	53
Subaccount Unit Value	53
Fixed Account Value	54
Death Benefit	54
Death Benefit Proceeds	54
Death Benefit	54
Death Benefit After Age 100	58
Effect of Cash Withdrawals on the Death Benefit	58
Effect of Inflation Fighter Rider on the Death Benefit	58
Choosing Death Benefit Options	58
Changing the Death Benefit Option	58
Increasing/Decreasing the Specified Amount	59
Payment Options	60
Surrenders and Cash Withdrawals	60
Surrenders	60
Cash Withdrawals	61
Canceling a Policy	62
Loans	62
General	62
Interest Rate Charged	63
Loan Reserve Account Interest Rate Credited	63
Effect of Policy Loans	63
Policy Lapse and Reinstatement	64
Lapse	64
No Lapse Period Guarantee (only for Base and Focus Policies)	64
Reinstatement	65
Federal Income Tax Considerations	65
Tax Status of the Policy	65
Tax Treatment of Policy Benefits	66
Other Policy Information	68
Payments We Make	68
Split Dollar Arrangements	68
Policy Termination	69
Supplemental Benefits (Riders)	69
Children's Insurance Rider	69
Accidental Death Benefit Rider	70
Other Insured Rider	70
Disability Waiver of Monthly Deductions Rider	71
Disability Waiver of Premium Rider	71
Primary Insured Rider Plus ("PIR Plus")	72
Living Benefit Rider (an Accelerated Death Benefit)	73
Inflation Fighter Rider	74
Additional Information	75
Sale of the Policies	75

ii

Legal Proceedings	77
Financial Statements	77
Performance Data	77
Rates of Return	77
Table of Contents of the Statement of Additional Information	81
Glossary	82
Appendix A -- Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)	86
Appendix B -- Monthly Per Unit Charges (Rate Per Thousand)	88
Appendix C -- Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)	90
Appendix D -- Illustrations	92
Prospectus Back Cover	93
Personalized Illustrations of Policy Benefits	93
Inquiries	93

iii

Policy Benefits/Risks Summary	WRL Xcelerator SM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Xcelerator SM is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 8 Policy years and for 8 years from the date of any increase in specified amount.

•	Policy Variations. Three variations of the Policy are available:
	>	WRL Xcelerator Policy (the Base Policy) – the basic version of the Policy that is available to individuals;
>

WRL Xcelerator Focus Policy (the Focus Policy) – the monthly per unit charges are lower, but investment options are restricted and the minimum no lapse period is shorter, than under the Base Policy. This Policy is available to individuals;

>

WRL Xcelerator Exec Policy (the Exec Policy) – only available for group or sponsored arrangements; different minimum specified amount, issue ages, banding, and rates for certain charges, than under the Base and Focus Policies; no surrender or withdrawal charges; no minimum no lapse period; more withdrawals permitted per Policy year.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from the Policy’s cash value as part of the monthly deductions. These riders may not be available in all states or with the Exec Policy.

•

No Lapse Period Guarantee (only for Base and Focus Policies). Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse (i.e., having your Policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•

If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you choose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. Death benefit Option C is not available with the Exec Policy. We offer the following:

•	Option A is the greatest of:
	>	the current specified amount; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
•	Option C is the greatest of:
	>	the amount payable under Option A;, or
	>	the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death, or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deductions. You may not change tests.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under the Base and Focus Policies, and four (4) bands under the Exec Policy. Under the Base and the Focus Policies, each band has its own cost of insurance rates and monthly per unit charge rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates. For the Focus Policy, only the monthly per unit charge varies by band of specified amount.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary. After the third Policy year, you may change the death benefit option and decrease the specified amount once a year. You may not increase the specified amount in the same year that you decrease the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Base or Focus Policy will not lapse until the no lapse date shown on your Policy schedule page as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee period in effect.

Cash Value

•

The cash value is the sum of the Policy's value in the subaccounts, and the fixed account (including any amount held in the loan reserve account) and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums.

Transfers

•

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing to our mailing address, by telephone or by fax to our administrative office, or electronically through our website.

•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available.
•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will charge a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:
	>	at least $500; and
	>	no more than 10% of the net surrender value.
	>	after the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.
•

Under the Base Policy and the Focus Policy we will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance. In the Exec Policy, you may take up to 12 withdrawals per Policy year without charge.

•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Base or Focus Policy during the first 8 Policy years and during the first 8 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	There are no surrender charges on the Exec Policy.
•

If you have the Inflation Fighter Rider, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section in this prospectus. If your policy is a MEC, you will be taxed on any gains included in cash value when you take a withdrawal or a policy loan, or assign, pledge or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

Your Base or Focus Policy contains a no lapse period. Your Base or Focus Policy will not lapse before the no lapse date stated in your Policy as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

            You will lessen the risk of lapse of your Base or Focus Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. This also applies to specified amount increases generated by the Inflation Fighter Rider. If the new amount is higher than it was before and you do not make the necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

After the no lapse period under a Base or Focus Policy has expired, or at any time for an Exec Policy, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate the Policy within five years after it has lapsed, subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income and treated as tax-free recovery of the owner's basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made, although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of up to 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

The Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy on a tax free basis without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins because the loan will be taxable to the extent of gain then in the Policy. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under the Policy will be treated as taxable distributions.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy is not a MEC and lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the loan will be taxed as if it were a withdrawal from the Policy.

            If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Base or Focus Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter
Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]

Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

• Maximum Charge[4]		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
• Minimum Charge[5]		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
• Initial charge for a male insured, issue age 35, in the preferred-elite non-tobacco use class		$25.61 per $1,000 of specified amount during the first Policy year	$25.61 per $1,000 of specified amount during the first Policy year
Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[7]	Discount Factor[7]

The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.

2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

6 The first 12 transfers per Policy year are free.

7 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Base or Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month
Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$46.21 per $1,000 of net amount at risk per month[11]
• Minimum Charge		$0.06 per $1,000 of net amount at risk per month[11,12]	$0.01 per $1,000 of net amount at risk per month[11,13]
• Initial Charge for male insured, issue age 35, in the preferred elite non-tobacco use class, band 1		$0.14 per $1,000 of net amount at risk per month[11]	$0.02 per $1,000 of net amount at risk per month[11]

8 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

12 The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.

13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Per Unit Charge[14]	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
• Maximum Charge[15]		$2.32 per $1,000 of specified amount per month	$2.32 per $1,000 of specified amount per month
• Minimum Charge[16]		$0.12 per $1,000 of specified amount per month	$0.12 per $1,000 of specified amount per month
• Initial Charge for an insured, issue age 35, band 1		$0.25 per $1,000 of specified amount per month	$0.25 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. If you purchase the WRL Xcelerator Focus Policy, the monthly per unit charges may be lower. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.

15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[19]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
• Maximum Charge[20]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
• Minimum Charge[21]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
• Initial Charge for a male insured, issue age 35		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[23]		$0.39 per $1,000 of the Policy’s net amount at risk per month[11]	$0.39 per $1,000 of the Policy’s net amount at risk per month[11]
• Minimum Charge[24]		$0.03 per $1,000 of the Policy’s net amount at risk per month[11]	$0.03 per $1,000 of the Policy’s net amount at risk per month[11]
• Initial Charge for a male insured, issue age 35		$0.05 per $1,000 of base Policy net amount at risk per month[11]	$0.05 per $1,000 of base Policy net amount at risk per month[11]

_________________________

19 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

22 Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[26]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Minimum Charge[27]		$0.27 per $10 monthly rider units	$0.27 per $10 monthly rider units
• Initial Charge for a male insured, issue age 35		$0.47 per $10 monthly rider units	$0.47 per $10 monthly rider units
Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[29]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[9]
Cost of Insurance
• Maximum Charge[30]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]
• Initial Charge for a female insured, issue age 28		$0.10 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

_________________________

25 The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units.

26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

28 The charge for this rider is based on the rider face amount and does not vary.

29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

30 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

31 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

32 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge
• Maximum Charge[33]		$0.57 per $1,000 of rider face amount[34]	$0.57 per $1,000 of rider face amount[35]
• Minimum Charge[36]		$0.03 per $1,000 of rider face amount[34]	$0.03 per $1,000 of rider face amount[35]
• Initial Charge for a female insured, issue age [28]		$0.04per $1,000 of rider face amount[34]	$004 per $1,000 of rider face amount[35]
Primary Insured Rider Plus[29] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
• Maximum Charge[30]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]
• Initial charge for a male insured, issue age 35, in the preferred elite non-tobacco use class		$0.14 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

33 This maximum charge is based on an insured with the following characteristic: issue age 85.

34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.

36 This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator and WRL Xcelerator Focus Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
• Maximum Charge[33]		$0.14 per $1,000 of rider face amount[34]	$0.14 per $1,000 of rider face amount[35]
• Minimum Charge[36]		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]
• Initial Charge for a male insured, issue age [35]		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]
Inflation Fighter Rider[37]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

                The table below describes the fees and expenses that you will pay when buying the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter
Transfer Charge[2]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[3]	Discount Factor[3]

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$15.00 per month	$8.00 per month

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Cost of Insurance[4] (without Extra Ratings)[5]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[6]		$83.33 per $1,000 of net amount at risk per month[7]	$42.05 per $1,000 of net amount at risk per month[7]
• Minimum Charge		$0.08 per $1,000 of net amount at risk per month[7,8]	$0.01 per $1,000 of net amount at risk per month[7]
• Initial Charge for a male insured, issue age 46, in the standard non-smoker use class		$0.43 per $1,000 of net amount at risk per month[7]	$0.07 per $1,000 of net amount at risk per month[7,9]
Monthly Per Unit Charge[10]	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
• Maximum Charge[11]		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
• Minimum Charge[12]		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
• Initial Charge for a male insured, issue age 46, in the standard non-smoker use class		$0.43 per $1,000 of net amount at risk per month	$0.07 per $1,000 of net amount at risk per month

The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.

2 The first 12 transfers per Policy year are free.

3 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

4 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

5 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

6 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

8 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

9 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

10 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100. We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.

11This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year. This maximum charge may also apply to insureds with other characteristics.

12This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-smoker class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
• Maximum Charge		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
• Minimum Charge		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
• Initial Charge for an insured, issue age 46, band 2		$0.24 per $1,000 of specified amount per month	$0.24 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)
Disability Waiver of Monthly Deductions Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[17]		$0.39 per $1,000 of the Policy’s net amount at risk per month[7]	$0.39 per $1,000 of the Policy’s net amount at risk per month[7]
• Minimum Charge[18]		$0.03 per $1,000 of the Policy’s net amount at risk per month[7]	$0.03 per $1,000 of the Policy’s net amount at risk per month[7]
• Initial Charge for a male insured, issue age 46		$0.09 per $1,000 of base Policy net amount at risk per month[7]	$0.09 per $1,000 of base Policy net amount at risk per month[7]

13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

15 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

16 Disability Waiver of Monthly Deductions charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative. This rider is only available on fully underwritten policies.

17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

18This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses for the
WRL Xcelerator Exec Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
• Maximum Charge[20]		$1.61 per $10 monthly rider units	$1.61 per $10 monthly rider units
• Minimum Charge[21]		$0.28 per $10 monthly rider units	$0.28 per $10 monthly rider units
• Initial Charge for a male insured, issue age 46		$0.89 per $10 monthly rider units	$0.89 per $10 monthly rider units

19 The charge for this rider is based on the base insured’s issue age, gender and number of monthly rider units. This rider is only available on fully underwritten policies

20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue. The minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	2.07%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.40%	1.63%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds) (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Transamerica Series Trust asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2009.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

            Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed as set forth in the following table:

FORMER NAME	NEW NAME
AEGON/TRANSAMERICA SERIES TRUST	TRANSAMERICA SERIES TRUST
Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Conservative VP
Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Growth VP
Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Growth VP
Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation – Moderate VP
BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
Capital Guardian U.S. Equity	Transamerica Capital Guardian U.S. Equity VP
Capital Guardian Value	Transamerica Capital Guardian Value VP
Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
Federated Market Opportunity	Transamerica Federated Market Opportunity VP
International Moderate Growth Fund	Transamerica International Moderate Growth VP
JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
Legg Mason Partners All Cap	Transamerica Legg Mason Partners All Cap VP
Marsico Growth	Transamerica Marsico Growth VP
MFS High Yield	Transamerica MFS High Yield VP
MFS International Equity	Transamerica MFS International Equity VP
Munder Net50	Transamerica Munder Net50 VP
PIMCO Total Return	Transamerica PIMCO Total Return VP
T. Rowe Price Equity Income	Transamerica T. Rowe Price Equity Income VP
T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
Templeton Transamerica Global	Transamerica Templeton Global VP
Third Avenue Value	Transamerica Third Avenue Value VP
Transamerica Balanced	Transamerica Balanced VP
Transamerica Convertible Securities	Transamerica Convertible Securities VP
Transamerica Equity	Transamerica Equity VP
Transamerica Growth Opportunities	Transamerica Growth Opportunities VP
Transamerica Money Market	Transamerica Money Market VP
Transamerica Science & Technology	Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities	Transamerica U.S. Government Securities VP
Transamerica Value Balanced	Transamerica Value Balanced VP
Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. If you elect the WRL Xcelerator Focus, you must invest in a limited number of specified portfolios during the first Policy year. See the description of the WRL Xcelerator Focus for more details.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc. Seeks long-term capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc. Seeks long-term capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica Balanced VP

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC Seeks long-term capital growth.
Transamerica Capital Guardian U.S. Equity VP	Capital Guardian Trust Company Seeks to provide long-term growth of capital.
*Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Capital Guardian Value VP	Capital Guardian Trust Company Seeks to provide long-term growth of capital and income.
Transamerica Clarion Global Real Estate Securities VP

ING Clarion Real Estate Securities, L.P.

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Transamerica Convertible Securities VP	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Equity VP	Transamerica Investment Management LLC Seeks to maximize long-term growth.
Transamerica Federated Market Opportunities VP	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.
Transamerica Growth Opportunities VP	Transamerica Investment Management LLC Seeks to maximize long-term growth.
Transamerica Index 50 VP	AEGON USA Investment Management, LLC Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	AEGON USA Investment Management, LLC Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc. Seeks capital appreciation with current income as a secondary objective. Portfolio Construction Consultant: Morningstar Associates, LLC
Transamerica JPMorgan Core Bond VP	JPMorgan Investment Advisors, Inc. Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

* Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica JPMorgan Enhanced Index VP

JPMorgan Investment Advisors, Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

Transamerica JPMorgan Mid Cap Value VP*	JPMorgan Investment Advisors, Inc. Seeks growth from capital appreciation.
Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC Seeks capital appreciation.
Transamerica MFS High Yield VP

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management Seeks capital growth.
Transamerica Marsico Growth VP	Columbia Management Advisors, LLC Seeks long-term growth of capital.
Transamerica Money Market VP	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.
Transamerica Munder Net50 VP	Munder Capital Management Seeks long-term capital appreciation.
Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Science & Technology VP	Transamerica Investment Management, LLC Seeks long-term growth of capital.
Transamerica Small/Mid Cap Value VCP	Transamerica Investment Management, LLC Seeks to maximize total return.

* This portfolio no longer accepts new investments from current or prospective investors. If you surrender all your money from this portfolio, you may not reinvest in this portfolio.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investment in common stocks of small growth companies.
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Templeton Global VP	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC Seeks long-term growth of capital.
Transamerica Third Avenue Value VP	Third Avenue Management LLC Seeks long-term capital appreciation.
Transamerica U.S. Government Securities VP

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management Inc. Seeks capital appreciation.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
PROFUNDS:*
ProFund VP Asia 30	ProFund Advisors LLC Seeks daily investment results, before the fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.
ProFund VP Bull	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Consumer Services	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index® (USDX).
ProFund VP Emerging Markets	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.
ProFund VP Europe 30	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

*The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds and Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds and Access Trust portfolios prospectus for a description of the investment objectives and risks associated with investing in the ProFunds and/or Access Trust portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Financials	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.
ProFund VP International

ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Japan	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.
ProFund VP Mid-Cap	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.
ProFund VP Money Market	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100 (formerly, ProFund VP OTC)	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
ProFund VP Pharmaceuticals	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Precious Metals	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.
ProFund VP Short Emerging Markets	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.
ProFund VP Short International

ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.
ProFund VP Short Small-Cap	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap Value	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Telecommunications	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.
ProFund VP UltraSmall-Cap	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.
ProFund VP U.S. Government Plus

ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.
ACCESS TRUST:*
Access VP High Yield Fund**	ProFund Advisors LLC Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

* The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds and Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds and Access Trust portfolios prospectus for a description of the investment objectives and risks associated with investing in the ProFunds and/or Access Trust portfolios.

** Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that, in combination, have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

                Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust 's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Transamerica

Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica, Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds or Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.

•

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
	•	any decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:

	•	This charge currently equals $8.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $15.00 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined for the Base and Focus Policies as follows:

1.

reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

		2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
	>	Band 1: $50,000 - $499,999
	>	Band 2: $500,000 - $999,999
	>	Band 3: $1,000,000 or more
	>	Only bands 2 and 3 are available under the WRL Xcelerator Focus.
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•

We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

•	For the Exec Policy:
	•	The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and
	•	Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.
	•	The current Exec Policy cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.

Monthly Per Unit Charge:

This charge equals:
	>	the monthly per unit charge for the specified amount on the Policy date; plus
	>	the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus
	>	the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
	>	the monthly per unit charge for any specified amount that has been decreased.
•

Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. We guarantee the duration of this charge to be no more than 20 years following the Policy date, and no more than 20 years following the date of any increase in specified amount.

•

The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the applicable specified amount rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years following each increase in specified amount and the rate of that charge is based on the insured's age and rate band in effect at the time of any increase in specified amount.

•

Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.

•	A Focus Policy offers lower monthly per unit charges (see “WRL Xcelerator Focus”).
•	An Exec Policy has a guaranteed duration of this charge until the insured reaches age 100.
•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's issue age on the Policy date; issue age at the time of any requested increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any requested increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (for Base and Focus Policies) or the Commissioners 1980 Standard Ordinary Mortality Tables (for Exec Policies) (collectively, “1980 C.S.O. Tables”) and the insured's attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the relevant 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and monthly per unit charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount; multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years. We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (only for Base and Focus Policies)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider), unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by
	•	the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.69
2.87		.75	.70	.65
3.70		.70	.65	.62
4.60		.60	.60	.58
5.40		.40	.40	.40
6.30		.30	.30	.30
7.20		.20	.20	.20
8+	0	0	0	0

* The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge	=	the surrender charge per $1,000 ($21.60) multiplied by the number of thousands of initial specified amount (100) multiplied by the surrender charge factor (.40)
	=	$864.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge (only for Base and Focus Policies)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deductions on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See Surrender Charge above.

Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Layer of

Specified Amount	Surrender Charge

$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or
•	a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.
•	Except as listed below, we charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (only for Base and Focus Policies)

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges (Only certain supplemental benefits are available under the WRL Xcelerator Exec Policy)

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.

•

Inflation Fighter Rider. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount. Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the insured.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*

Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.50%***
ProFunds	0.25%	Access One Trust	0.25%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2007 we received $_42.5 million from Transamerica Asset.

***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of the Policy; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2007, TCI (and its predecessor, AFSG Securities Corporation (“AFSG”)) received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers/Neuberger Berman; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; AMVESCAP; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; and SunTrust.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of the Policy; and
•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it at our mailing address, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Base Policy is generally $50,000 ($500,000 for a Focus Policy and $100,000 for an Exec Policy). We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage for the Base Policy:

>	band 1: $50,000 - $499,999
>	band 2: $500,000 - $999,999
>	band 3: $1,000,000 and over

Only bands 2 and 3 above are available under the Focus Policy.

We offer the following four specified bands of coverage under the Exec Policy:

>	band 1: $100,000 - $249,999
>	band 2: $250,000 - $499,999
>	band 3: $500,000 - $999,999
>	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Base Policy or Focus Policy to you if the insured is over age 85 (age 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application; or
	•	the date of the last medical examination, test, and other
screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as
of the Effective Date, as long as all of the following
requirements are met:
1.

The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing address. (Payments by check are priced when received at our mailing address or at the address on your billing coupon. Transfer requests, payments made by wire transfer, and electronic credit and debit transactions—e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments—are priced when received at our administrative office.). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

WRL Xcelerator Focus

A Focus Policy differs from a Base Policy in the following ways:

•	The Policy’s minimum specified amount must be at least $500,000 (band 2);
•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below);

•	Current monthly per unit charges are lower for the entire duration of the Policy if the mandatory allocations to the designated subaccounts remain unchanged by you during the first Policy year;

•

Any transfers or changes in premium allocation choices you make from the designated subaccounts in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges to the same levels as the Base Policy; and

•	The minimum no lapse period is reduced as indicated below.

The minimum specified amount for the Focus is $500,000. During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount. Your premium allocations will automatically be invested in the subaccounts we designate – currently WRL JPMorgan Core Bond, WRL Federated Market Opportunity, WRL Transamerica Money Market and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time. We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies. Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies. To receive the lower monthly per unit charge for the period during which this charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. We will not allow dollar cost averaging or Internet transfers during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages. If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge to the same current monthly per unit charges in effect for the Base Policy and keep these higher charges in effect for the life of the Policy.

A Focus Policy will have a shorter minimum no lapse period. For a Policy issued to an insured ages 0 – 56, the no lapse date is the same date as the Policy’s eighth anniversary. For a Policy issued to an insured ages 57 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 61 – 85, the no lapse period is the fourth Policy anniversary. The no lapse date is specified in your Policy.

The Focus Policy may not be available in all states.

WRL Xcelerator Exec

We may issue a different Policy (i.e. an Exec Policy), where a business entity or a trust is usually the owner of an individual Policy or a collection of individual Policies styled in the manner of a group-sponsored arrangement. Such Policies generally are purchased as a part of strategic structures used to implement a business or estate plan. Such strategic structures may be subject to special tax rules and consequences, specific accounting procedures and requirements, and/or certain legal restrictions.

An Exec Policy differs from a Base or Focus Policy in the following ways:

•	Minimum specified amount, banding, rate classes, and issue ages are different;
•	There is no surrender charge;
•	Minimum no lapse period is not available;
•	There is no withdrawal charge and a maximum of 12 withdrawals per Policy year are allowed;
•	Death Benefit Option C is not available under the Policy;
•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% (instead of the 20% allowed for the Base or Focus Policies);
•	Cost of Insurance rates are different;
•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100;
•	For non-substandard rate class, the guaranteed cost of insurance rates will never be greater than the rates in the Commissioners 1980 Standard Ordinary Mortality Tables; and
•	Only the Disability Waiver of Monthly Deductions Rider and the Disability Waiver of Premium Rider are available on Exec Policies, and these riders are available only under fully underwritten Policies.

Purchasing an Exec Policy

To purchase an Exec Policy, you must submit a completed application (selecting the choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy with the following limits. Our current minimum specified amount for a Policy is generally $100,000. We currently charge lower costs for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

>	band 1: $100,000 - $249,999
>	band 2: $250,000 - $499,999
>	band 3: $500,000 - $999,999
>	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. Issue ages for a Policy are 18 – 80 (18 – 70 for simplified or guaranteed issue). Note: The rate classes available for Exec policies for simplified or guaranteed issue are Non-Tobacco and Tobacco only.

We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Charges

The Exec Policy does not have a surrender charge, decrease charge or a withdrawal charge.

The Exec Policy may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. Allocation restrictions will apply to premiums paid in the first Policy year of a Focus Policy. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state's free-look period, plus five days. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL JPMorgan Core Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (only for Base and Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse guarantee period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Base Policy issued to any insured 0-55, the no lapse date is the same date as the Policy’s 10th anniversary. For a Base Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Base Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy. A Focus Policy will have a shorter minimum no lapse period (see WRL Xcelerator Focus); the minimum no lapse period is not available under the Exec Policy (see WRL Xcelerator Exec).

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.) This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

You currently may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com).

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in writing at our mailing address, or by fax or telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)        dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing address.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL JPMorgan Core Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	You must submit to us at our mailing address a completed form signed by the owner requesting dollar cost averaging;
	•	You may be required to have at least $5,000 in each account from which we will make transfers;
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	We receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;
	•	The value in the accounts from which we make the transfers is depleted;
	•	You elect to participate in the asset rebalancing program; or
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form, signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address, a completed asset rebalancing request form signed by the owner; and
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program;
	•	We receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

                If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing” Because transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, which also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	serves as the starting point for calculating values under a Policy.
•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	is determined on the Policy date and on each valuation date.
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing address..

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus

•	units purchased through transfers from another subaccount or the fixed account; minus
•	units redeemed to pay for monthly deductions; minus
•	units redeemed to pay for cash withdrawals; minus
•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
•	units redeemed to pay for a decrease charge because of any specified amount decreases; minus
•	units redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received; (i) at our mailing address (for written requests and payments by check); (ii)at our administrative office (for requests by fax or telephone or for payments made trough electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus

•	amounts charged to pay for monthly deductions; minus

•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus
•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing address of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any outstanding loan amount and accrued loan interest; plus
	•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death. The Exec Policy offers only death benefit Option A or Option B.

            The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

            Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the insured's date of death; or
	2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000

($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the primary insured's date of death; or
	2.

a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of:	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by an age-based "factor" equal to the lesser of
• 1.0 or
• 0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus the cash value on the insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request to our mailing address.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request to our mailing address;
	•	Decreases are only allowed after the third Policy year;
	•	You may not increase and decrease your specified amount in the same Policy year ;
	•	You may not decrease your specified amount lower than the minimum specified amount under band 1 (or band 2 for a Focus Policy) shown on your Policy schedule page;
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;
•

We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

•

If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

•	Your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
•	We may require your requested increase in specified amount to be at least $10,000;
•	You may not decrease and increase your specified amount in the same Policy year;
•

If an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•

An increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Base and Focus Policies. The new minimum monthly guarantee premium is effective on the date of increase;

•

Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus Policies will have its own surrender charge that applies for 8 years after the date of each increase. This charge may significantly reduce your net surrender value; and

•	Increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See "Federal Income Tax Considerations."

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $50,000, then you may fax it to us at 1-727-299-1620.
	•	We allow one cash withdrawal per Policy year under Base and Focus Policies, and a maximum of twelve (12) withdrawals per Policy year under the Exec Policy.
•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing address.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you make a cash withdrawal.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our administrative office or our mailing address.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The "free-look period" expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received at our mailing address; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”) In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing address (or, in the limited circumstances described below, by fax at our administrative office). We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at our administrative office at 1-727-299-1620 (subject to a $499,999 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

            There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Base Policy and the Focus Policy provide a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee (only for Base and Focus Policies)

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date. A Focus Policy has a shorter no lapse period.

No lapse date (for Base Policy):	•	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 10th anniversary.
	•	For a Policy issued to an insured ages 56 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 65.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.

No lapse date (for Focus Policy):	•	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 8th anniversary.
	•	For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured's attained age 64.
	•	For a Policy issued to an insured ages 61-85, the no lapse period is the 4th Policy anniversary.
	•	The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee:	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•

If you change death benefit options, increase or

decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;
•	provide evidence of insurability satisfactory to us;
•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

            Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employees and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

            Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so. Some riders are not available under an Exec Policy.

Children's Insurance Rider

This rider provides a face amount of insurance on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured when required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our mailing address of the Other Insured's death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address;
	•	The Other Insured has not reached his/her 86th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversion;
•

Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	We will base the premium for the new policy on the Other Insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the Other Insured's 100th birthday; or
•	the date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	the date of conversion of this rider; or
•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof at our mailing address that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address, after the primary insured's recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•

the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured's total disability on the Policy anniversary after the insured's 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof at our mailing address that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:
•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•

the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount;
	•	The rider may be purchased from issue ages 0-85;
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	We do not assess any additional surrender charge for the rider;

•

Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
•	You may generally decrease your Policy's specified amount without reducing your rider coverage; and
•	Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	Your request must be in writing and sent to our mailing address;
	•	The primary insured has not reached his/her 86th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversions;
	•	We may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;
•

The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 100th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.
•	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability. This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000;
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop;
	•	Any withdrawal, or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;
•

Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•

The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix B for an example table showing these charges.) Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

	•	The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;
•

Each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated;

•

Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue;

•

Banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider; and

•

Any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:
	•	the processing date of a requested decrease in the specified amount of the Policy; or
	•	the date an automatic increase, under the terms of this rider, is declined by the owner; or
	•	the day following the 20th anniversary of the Policy; or
	•	a cash withdrawal from the Policy; or
	•	any change in death benefit option; or
	•	the date the primary insured dies; or
	•	the date the Policy terminates for any reason other than the death of the primary insured; or
	•	the date we receive your written request to terminate the Policy or this rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Our affiliate, TCI, serves as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI, for the distribution and sale of the Policies, effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2007 on the Xcelerator was, on average, 47% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10; on the Focus Policy it was, on average, 43% of all premiums made during the first Policy year, plus 2% of all premiums made during Policy years 2 – 10; and on the Exec Policy it is expected to be, on average, 25% of all premiums made during the first Policy year plus 17% of all premiums made during Policy years 2 – 5, plus 3% of all premiums made during Policy years 6 – 10. We will pay an additional trail commission of up to 0.25% of the Xcelerator Policy's subaccount value (excluding the fixed account), and 0.15% of the Focus Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example,

ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

During 2007, we had entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods are provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual guaranteed mortality and expense risk charge (0.75%), investment management fees and fund operating expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deductions or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2007

Portfolio*	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL Transamerica Asset Allocation – Conservative VP	5.59%	6.19%	9.73%	6.63%	05/01/02
WRL Transamerica Asset Allocation – Growth VP	6.95%	10.99%	15.00	9.06%	05/01/02
WRL Transamerica Asset Allocation – Moderate Growth VP	7.00%	9.67%	13.41	8.53%	05/01/02
WRL Transamerica Asset Allocation – Moderate VP	7.15%	8.13%	11.62	7.65%	05/01/02
WRL Transamerica Balanced VP	12.76%	9.38%	10.29%	7.93	05/01/02
WRL Transamerica BlackRock Large Cap Value VP†	3.85%	11.52%	15.98%	7.27%	05/01/96
WRL Transamerica Capital Guardian U.S. Equity VP	(0.90)%	4.54%	11.01%	5.52%	05/01/02
WRL Transamerica Capital Guardian Value VP	(6.99)	4.76%	12.21%	6.23%	05/01/02
WRL Transamerica Clarion Global Real Estate Securities VP	(7.40)%	13.77%	21.21%	12.35%	05/01/98
WRL Transamerica Convertible Securities VP	17.75%	10.15%	13.00%	9.91%	05/01/02
WRL Transamerica Equity VP†	15.41%	12.94%	16.61%	11.37%	05/01/02
WRL Transamerica Federated Market Opportunity VP†	(1.22)%	1.62%	7.45%	7.44%	03/01/94
WRL Transamerica Growth Opportunities VP	22.16%	13.71%	17.25%	10.44	05/01/02

WRL Transamerica International Moderate Growth VP	7.88%	N/A	N/A	7.00%	05/01/06
WRL Transamerica JPMorgan Core Bond VP†	6.14%	3.59%	3.60%	4.87%	10/02/86
WRL Transamerica JPMorgan Enhanced Index VP	3.76%	6.84%	11.45%	6.07%	05/01/02
WRL Transamerica JPMorgan MidCap Value**	2.06%	8.77%	13.81%	7.11%	07/01/99
WRL Transamerica Legg Mason Partners All CapVP	0.28%	6.82%	12.11%	6.34%	07/01/99
WRL Transamerica MFS High Yield VP	1.09%	4.00%	N/A	6.42%	05/01/03
WRL Transamerica MFS International Equity VP	8.32%	14.01%	15.89%	3.84%	01/02/97
WRL Transamerica Marsico Growth VP	19.50%	10.44%	13.48%	2.32%	07/01/99
WRL Transamerica Money Market VP† (1)	4.24%	3.43%	2.10%	2.83%	10/02/86
WRL Transamerica Munder Net50 VP	16.16%	7.34%	18.55%	1.62%	07/01/99
WRL Transamerica PIMCO Total Return VP	8.13%	4.34%	4.17%	4.68%	05/01/02
WRL Transamerica Science & Technology VP	31.76%	10.20%	16.55%	(7.40)%	05/01/00
WRL Transamerica Small/Mid Cap Value VP	23.81%	17.81%	N/A	18.70%	05/03/04
WRL Transamerica T. Rowe Price Equity Income VP†	2.54%	7.75%	12.42%	3.82%	07/01/99
WRL Transamerica T. Rowe Price Small Cap VP	8.79%	7.09%	13.39%	3.64%	07/01/99
WRL Transamerica Templeton Global VP†	14.38%	12.89%	13.76%	6.75%	03/01/94
WRL Transamerica Third Avenue Value VP	0.44%	10.92%	18.16%	11.73%	01/02/98
WRL Transamerica U.S. Government Securities VP	5.26%	3.06%	2.78%	3.29%	05/01/02
WRL Transamerica Value Balanced VP†	5.92%	8.63%	10.79%	5.45%	01/03/95
WRL Transamerica Van Kampen Mid-Cap Growth VP†	21.62%	12.30%	13.88%	7.43%	03/01/93

Fidelity VIP Index 500 Portfolio	4.39%	7.47%	N/A	9.16%	11/03/03

ProFund VP Bull	2.78%	N/A	N/A	11.12%	06/12/06
ProFund VP Money Market(1)	2.99%	N/A%	N/A	3.17%	06/12/06
ProFund VP NASDAQ 100(2)	16.74%	N/A	N/A	20.48%	06/12/06
ProFund VP Short Small-Cap	3.75%	N/A	N/A	(5.57)%	06/12/06
ProFund VP Small-Cap	(2.95)%	N/A	N/A	5.85%	06/12/06

S&P 500†	3.53%	6.61%	10.79%	4.23%	10/02/86

*Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.

** This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

†	Shows ten year performance.
(1)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Formerly, ProFund VP OTC.

Because the ProFund VP Asia, ProFund VP Basic Materials, ProFund VP Consumer Services, ProFund VP Emerging Markets, ProFund VP Europe 30, ProFund VP Falling US Dollar, ProFund VP Financials, ProFund VP International, ProFund VP Japan, ProFund VP Mid-Cap, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund Short Emerging Markets, ProFund VP Short International, ProFund VP Short NASDAQ-100 (formerly, ProFund VP Short OTC), ProFund VP Small-Cap Value, ProFund VP Telecommunications, ProFund VP UltraSmall-Cap, ProFund VP U.S. Government Plus, ProFund VP Utilities and Access VP High Yield Fund subaccounts commenced operations on February 28, 2008, and the Transamerica Index 50 VP and Transamerica Index 75 VP subaccounts commenced operations on May 1, 2008, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the existing subaccount had been in operation during the time the portfolio was in operation

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2007

Portfolio*	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Transamerica Asset Allocation – Conservative VP	5.58%	6.19%	9.72%	6.62%	05/01/02
Transamerica Asset Allocation – Growth VP	6.95%	10.98%	15.00%	9.06%	05/01/02
Transamerica Asset Allocation – Moderate Growth VP	7.00%	9.66%	13.40%	8.52%	05/01/02
Transamerica Asset Allocation – Moderate VP	7.14%	8.12%	11.62%	7.64%	05/01/02
Transamerica Balanced VP	12.76%	9.37%	10.29%	7.92%	05/01/02
Transamerica BlackRock Large Cap Value VP†	3.86%	11.52%	15.97%	7.26%	05/01/96
Transamerica Capital Guardian U.S. Equity VP (1)	(0.90)%	4.53%	11.00%	2.94%	10/09/00
Transamerica Capital Guardian Value VP (2)	(6.98)%	4.76%	12.20%	4.78%	05/27/93
Transamerica Clarion Global Real Estate Securities VP	(7.40)%	13.77%	21.20%	12.34%	05/01/98
Transamerica Convertible Securities VP	17.74%	10.15%	13.00%	9.90%	05/01/02
Transamerica Equity VP† (3)	15.42%	12.94%	16.61%	9.02%	12/31/80
Transamerica Federated Market Opportunity VP†	(1.23)%	1.62%	7.45%	7.44%	03/01/94
Transamerica Growth Opportunities VP(4)	22.17%	13.70%	17.25%	11.74%	05/02/01
Transamerica International Moderate Growth VP	7.87%	N/A	N/A	12.52%	05/01/06
Transamerica JPMorgan Core Bond VP†	6.14%	3.59%	3.60%	4.86%	10/02/86
Transamerica JPMorgan Enhanced Index VP(5)	3.76%	6.83%	11.45%	4.27%	05/02/97
Transamerica JPMorgan MidCap Value VP**	2.06%	8.77%	13.80%	7.59%	05/03/99
Transamerica Legg Mason Partners All CapVP	0.28%	6.82%	12.11%	7.09%	05/03/99
Transamerica MFS High Yield VP	1.09%	4.00%	7.45%	3.77%	06/01/98
Transamerica MFS International Equity VP	8.32%	14.00%	15.88%	3.83%	01/02/97
Transamerica Marsico Growth VP	19.50%	10.44%	13.47%	2.68%	05/03/99
Transamerica Money Market VP† (6)	4.12%	3.40%	2.08%	2.79%	10/02/86
Transamerica Munder Net50 VP	16.16%	7.33%	18.54%	2.37%	05/03/99
Transamerica PIMCO Total Return VP	8.13%	4.34%	4.17%	4.68%	05/01/02
Transamerica Science & Technology VP	31.75%	10.19%	16.54%	(7.41)%	05/01/00
Transamerica Small/Mid Cap Value	23.80%	17.81%	29.03%	14.20%	05/04/93
Transamerica T. Rowe Price Equity Income VP†(7)	2.55%	7.75%	12.18%	6.78%	01/03/95
Transamerica T. Rowe Price Small Cap VP	8.79%	7.08%	13.38%	4.92%	05/03/99
Transamerica Templeton Global VP†	14.38%	12.89%	13.75%	6.74%	12/03/92
Transamerica Third Avenue Value VP	0.44%	10.91%	18.15%	11.73%	01/02/98
Transamerica U.S. Government Securities VP(8)	5.25%	3.06%	2.77%	3.72%	05/13/94
Transamerica Value Balanced VP†	5.92%	8.63%	10.78%	5.45%	01/03/95
Transamerica Van Kampen Mid-Cap Growth VP†	21.61%	12.29%	13.88%	7.42%	03/01/93

Fidelity VIP Index 500 Portfolio	2.60%	6.85%	11.18%	0.53%	01/12/00

Access VP High Yield Fund	1.58%	N/A	N/A	6.21%	05/02/05

ProFund VP Asia 30	46.67%	33.99%	30.43%	20.96%	05/01/02
ProFund VP Basic Materials	29.75%	12.16%	14.48%	9.50%	05/01/02
ProFund VP Bull	2.78%	5.74%	9.43%	2.93%	05/01/01
ProFund VP Consumer Services	(8.94)%	(1.43)%	5.19%	(1.11)%	05/01/02
ProFund VP Europe 30	13.73%	8.41%	14.59%	1.80%	10/18/99
ProFund VP Financials	(19.73)%	(1.18)%	6.24%	0.84%	01/22/01

ProFund VP Japan	(10.67)%	(2.53)%	2.79%	(3.12)%	05/01/02
ProFund VP Money Market(6)	2.99%	1.25%	0.45%	0.22%	10/29/01
ProFund VP Oil & Gas	31.51%	22.14%	23.20%	11.73%	01/22/01
ProFund VP NASDAQ 100(9)	16.74%	3.44%	10.76%	(5.53)%	01/22/01
ProFund VP Pharmaceuticals	1.56%	2.41%	(0.83)%	(3.32)%	05/01/02
ProFund VP Precious Metals	21.56%	17.19%	11.90%	9.96%	05/01/02
ProFund VP Short NASDAQ 100(10)	(12.22)%	(5.15)%	(14.25)%	(11.10)%	05/01/02
ProFund VP Short Small-Cap	3.75%	(4.34)%	(12.48)%	(14.55)%	09/03/02
ProFund VP Small-Cap	(2.95)%	0.20%	9.97%	4.24%	05/01/01
ProFund VP Small-Cap Value	(7.92)%	(0.29)%	8.78%	1.47%	05/01/02
ProFund VP Telecommunications	7.59%	8.75%	7.77%	(6.22)%	01/22/01
ProFund VP UltraSmall-Cap	(13.83)%	(9.22)%	9.14%	(3.64)%	10/18/99
ProFund VP U.S. Government Plus	9.34%	3.89%	0.92%	3.52%	05/01/02
ProFund VP Utilities	14.95%	14.84%	16.69%	4.24%	01/22/01

S&P 500†	3.53%	6.61%	10.79%	4.23%	10/02/86

*Effective May 1, 2008, the Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.

** This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

†	Shows ten year performance.
(1)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Value Portfolio of Endeavor Series Trust.

(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Capital Guardian Value Portfolio of Endeavor Series Trust.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(6)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(7)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(9)	Formerly, ProFund VP OTC.
(10)	Formerly, ProFund VP Short OTC.

Because the ProFund VP Emerging Markets, ProFund VP Falling U.S. Dollar, ProFund VP International, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets and ProFund VP Short International did not commence operations until September 4, 2007, and the Transamerica Index 50 VP and Transamerica Index 75 VP did not commence operations until May 1, 2008, the above Table does not reflect rates of return for those portfolios.

The annualized yield for the Transamerica Money Market VP portfolio for the seven days ended December 31, 2007 was 3.64%, and 2.14% for ProFund VP Money Market portfolio.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding

Death Benefit

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Appendix A – Monthly Per Unit Charges (Rate Per Thousand)

Index to Financial Statements

WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1- 727-299-1620 for all other requests. Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge

Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The Exec Policy does not have a decrease charge.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

minimum monthly guarantee premium (Base and Focus Policies)

The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 10th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse date (Focus Policy)

For a Policy issued to any insured ages 0-56, the no lapse date is the same date as the

Policy’s 8th anniversary. For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

urvi1lt/R>

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the record date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value. The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.
valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Male/
Issue	Male/Unisex	Male/Unisex	Female	Female	Female
Age	Tobacco	Non-Tobacco	Juvenile	Tobacco	Non-Tobacco

0	N/A	N/A	15.29	N/A	N/A
1	N/A	N/A	14.69	N/A	N/A
2	N/A	N/A	14.69	N/A	N/A
3	N/A	N/A	14.26	N/A	N/A
4	N/A	N/A	13.82	N/A	N/A
5	N/A	N/A	13.82	N/A	N/A
6	N/A	N/A	13.82	N/A	N/A
7	N/A	N/A	13.82	N/A	N/A
8	N/A	N/A	13.82	N/A	N/A
9	N/A	N/A	13.82	N/A	N/A
10	N/A	N/A	13.82	N/A	N/A
11	N/A	N/A	13.82	N/A	N/A
12	N/A	N/A	13.82	N/A	N/A
13	N/A	N/A	14.26	N/A	N/A
14	N/A	N/A	14.69	N/A	N/A
15	N/A	N/A	15.12	N/A	N/A
16	N/A	N/A	15.34	N/A	N/A
17	N/A	N/A	15.98	N/A	N/A
18	16.56	15.70	16.56	15.70
19	16.78	15.91	16.78	15.91
20	16.99	16.13	16.99	16.13
21	17.78	16.49	17.35	16.49
22	18.07	16.78	17.64	16.78
23	18.43	17.14	18.00	17.14
24	18.72	17.42	18.72	17.42
25	19.51	17.78	19.08	17.78
26	20.14	18.85	19.71	18.42
27	20.74	19.47	20.32	19.05
28	21.27	20.01	21.27	19.59
29	22.27	21.02	21.85	20.60
30	22.84	21.60	22.43	21.18
31	23.94	22.30	23.12	21.89
32	24.54	23.32	24.14	22.92
33	25.60	23.99	24.80	23.59
34	26.57	24.58	25.77	24.18
35	27.19	25.61	26.40	25.21
36	27.49	25.60	26.73	25.22
37	27.78	25.97	27.06	25.25
38	28.17	26.09	26.78	25.40
39	28.44	26.14	26.80	25.15

Issue	Male/Unisex	Male/Unisex	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	28.55	26.36	26.68	25.12
41	30.63	28.13	28.76	26.88
42	32.81	30.00	30.94	28.76
43	35.20	31.77	33.02	30.10
44	37.91	33.85	35.05	31.02
45	40.35	35.67	36.18	31.97
46	42.64	37.34	37.39	32.99
47	44.93	38.79	38.65	34.09
48	47.22	40.30	39.98	35.24
49	49.82	41.91	41.39	36.45
50	52.73	43.63	42.89	37.77
51	55.33	45.47	44.46	39.14
52	58.81	47.44	46.12	40.61
53	61.98	49.53	47.89	42.19
54	66.09	51.78	49.76	43.84
55	69.26	54.18	51.73	45.62
56	72.53	56.72	53.81	47.50
57	74.10	59.46	55.98	49.50
58	74.10	62.37	58.34	51.66
59	74.10	65.49	60.91	54.00
60	74.10	68.86	63.66	56.51
61	74.10	72.46	66.64	59.24
62	74.10	74.10	69.85	62.17
63	74.10	74.10	73.33	65.34
64	74.10	74.10	74.10	68.74
65	74.10	74.10	74.10	72.38
66 and over	74.10	74.10	74.10	74.10

Appendix B

Monthly Per Unit Charges (Rate Per Thousand)

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.13	0.12	0	0.01	0	0.03
1	0.16	0.13	0.12	1	0.01	1	0.03
2	0.16	0.13	0.12	2	0.01	2	0.03
3	0.17	0.13	0.12	3	0.01	3	0.03
4	0.17	0.14	0.12	4	0.01	4	0.03
5	0.17	0.14	0.12	5	0.01	5	0.03
6	0.17	0.14	0.12	6	0.01	6	0.03
7	0.17	0.14	0.13	7	0.01	7	0.03
8	0.17	0.14	0.13	8	0.01	8	0.03
9	0.17	0.14	0.13	9	0.01	9	0.03
10	0.17	0.14	0.13	10	0.01	10	0.03
11	0.17	0.14	0.13	11	0.01	11	0.03
12	0.17	0.14	0.13	12	0.01	12	0.03
13	0.17	0.14	0.13	13	0.01	13	0.03
14	0.17	0.14	0.13	14	0.01	14	0.03
15	0.17	0.14	0.13	15	0.01	15	0.03
16	0.17	0.14	0.13	16	0.01	16	0.03
17	0.17	0.14	0.13	17	0.01	17	0.03
18	0.17	0.14	0.13	18	0.01	18	0.03
19	0.17	0.14	0.13	19	0.01	19	0.03
20	0.17	0.14	0.13	20	0.01	20	0.03
21	0.17	0.14	0.13	21	0.01	21	0.03
22	0.17	0.14	0.13	22	0.01	22	0.03
23	0.17	0.14	0.13	23	0.01	23	0.03
24	0.18	0.15	0.13	24	0.01	24	0.03
25	0.18	0.15	0.14	25	0.01	25	0.03
26	0.18	0.15	0.14	26	0.01	26	0.03
27	0.19	0.16	0.14	27	0.01	27	0.04
28	0.19	0.16	0.15	28	0.01	28	0.04
29	0.20	0.17	0.16	29	0.01	29	0.04
30	0.20	0.17	0.16	30	0.01	30	0.04
31	0.21	0.18	0.17	31	0.01	31	0.04
32	0.22	0.19	0.18	32	0.01	32	0.04
33	0.23	0.20	0.19	33	0.01	33	0.05
34	0.24	0.21	0.20	34	0.01	34	0.05
35	0.25	0.22	0.21	35	0.01	35	0.05
36	0.26	0.23	0.22	36	0.01	36	0.05
37	0.28	0.25	0.23	37	0.01	37	0.06
38	0.29	0.26	0.25	38	0.01	38	0.06
39	0.31	0.28	0.26	39	0.02	39	0.07
40	0.32	0.29	0.28	40	0.02	40	0.07
41	0.34	0.31	0.30	41	0.02	41	0.07

* Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

	WRL Xcelerator and WRL Xcelerator Focus*
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.36	0.33	0.32	42	0.02	42	0.08
43	0.38	0.35	0.33	43	0.02	43	0.08
44	0.40	0.37	0.35	44	0.02	44	0.09
45	0.41	0.38	0.37	45	0.02	45	0.09
46	0.43	0.40	0.39	46	0.02	46	0.10
47	0.45	0.42	0.41	47	0.02	47	0.10
48	0.47	0.44	0.42	48	0.03	48	0.11
49	0.48	0.45	0.44	49	0.03	49	0.11
50	0.50	0.47	0.46	50	0.03	50	0.11
51	0.52	0.49	0.48	51	0.03	51	0.12
52	0.54	0.51	0.50	52	0.03	52	0.12
53	0.57	0.54	0.52	53	0.03	53	0.13
54	0.60	0.57	0.56	54	0.03	54	0.14
55	0.63	0.60	0.59	55	0.04	55	0.15
56	0.68	0.65	0.63	56	0.04	56	0.16
57	0.72	0.69	0.68	57	0.04	57	0.17
58	0.78	0.75	0.74	58	0.04	58	0.18
59	0.83	0.80	0.79	59	0.05	59	0.20
60	0.89	0.86	0.85	60	0.05	60	0.21
61	0.96	0.93	0.91	61	0.05	61	0.23
62	1.02	0.99	0.98	62	0.06	62	0.24
63	1.08	1.05	1.04	63	0.06	63	0.26
64	1.14	1.11	1.10	64	0.07	64	0.27
65	1.20	1.17	1.16	65	0.07	65	0.29
66	1.25	1.22	1.21	66	0.07	66	0.30
67	1.31	1.28	1.27	67	0.08	67	0.32
68	1.37	1.34	1.32	68	0.08	68	0.33
69	1.42	1.39	1.38	69	0.08	69	0.35
70	1.48	1.45	1.44	70	0.09	70	0.36
71	1.54	1.51	1.49	71	0.09	71	0.37
72	1.59	1.56	1.55	72	0.09	72	0.39
73	1.65	1.62	1.61	73	0.10	73	0.40
74	1.70	1.67	1.66	74	0.10	74	0.42
75	1.76	1.73	1.72	75	0.10	75	0.43
76	1.82	1.79	1.77	76	0.11	76	0.44
77	1.88	1.84	1.83	77	0.11	77	0.46
78	1.95	1.90	1.89	78	0.11	78	0.47
79	2.01	1.96	1.94	79	0.12	79	0.49
80	2.08	2.01	2.00	80	0.12	80	0.50
81	2.14	2.07	2.06	81	0.12	81	0.51
82	2.20	2.13	2.11	82	0.13	82	0.53
83	2.25	2.18	2.17	83	0.13	83	0.54
84	2.29	2.24	2.23	84	0.13	84	0.56
85	2.32	2.29	2.28	85	0.14	85	0.57

* Different monthly per unit charges apply under the Exec Policies. See the SAI for these charges.

Appendix C

Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The above chart shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 35, Preferred Elite rate class with an initial specified amount of $100,001.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	35	100,001	2,561
2	36	103,531	2,397
3	37	107,186	2,095
4	38	110,969	1,950
5	39	114,887	1,486
6	40	118,942	1,272
7	41	123,141	1,025
8	42	127,488	441
9	43	131,988	477
10	44	136,647	520
11	45	141,471	568
12	46	146,465	621
13	47	151,635	675
14	48	156,988	732
15	49	162,529	791
16	50	168,266	854
17	51	174,206	920
18	52	180,356	993
19	53	186,722	1,071
20	54	193,314	1,157
21	55	200,138	1,251
22	56	200,138	953
23	57	200,138	731
24	58	200,138	511
25	59	200,138	313
26	60	200,138	179
27	61	200,138	74
28	62	200,138	0

[graph]

The above chart shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	35	100,001	300
2	36	103,531	311
3	37	107,186	323
4	38	110,969	336
5	39	114,887	351
6	40	118,942	367
7	41	123,141	384
8	42	127,488	403
9	43	131,988	123
10	44	136,647	134
11	45	141,471	146
12	46	146,465	158
13	47	151,635	172
14	48	156,988	186
15	49	162,529	201
16	50	168,266	217
17	51	174,206	233
18	52	180,356	251
19	53	186,722	271
20	54	193,314	292
21	55	200,138	316
22	56	200,138	286
23	57	200,138	254
24	58	200,138	220
25	59	200,138	182
26	60	200,138	143
27	61	200,138	99
28	62	200,138	52
29	63	200,138	0

[graph]

The above chart shows the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase. The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Appendix D Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 92 on a Base Policy for an insured who is a 35 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,300, a $100,001 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 93 is based on the same factors as those on page 92, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page 94 on an Exec Policy for an insured who is a 46 year old male in the Standard Non-Tobacco rate class (the “representative insured”) paying an annual premium of $11.000, paid on the first day of each Policy year for durations 1 through 7, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 95 is based on the same factors as those on page 94, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(2)  estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets. The 1.19% gross average portfolio expense level assumes an equal allocation of amounts among the 62 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level; and

(3)  the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

For the Base Policy and the Focus Policy, the net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy. Therefore, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

WRL XCELERATOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 35

Specified Amount	$100,001	Preferred Elite Class
Annual Premium	$1,300	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	100,001	100,001	100,001	862	926	969
2	100,001	100,001	100,001	1,664	1,845	1,970
3	100,001	100,001	100,001	2,443	2,793	3,043
4	100,001	100,001	100,001	3,202	3,774	4,198
5	100,001	100,001	100,001	3,941	4,791	5,441
6	100,001	100,001	100,001	4,662	5,845	6,780
7	100,001	100,001	100,001	5,365	6,937	8,223
8	100,001	100,001	100,001	6,047	8,067	9,776
9	100,001	100,001	100,001	7,007	9,543	11,761
10	100,001	100,001	100,001	7,941	11,074	13,901
15	100,001	100,001	100,001	12,208	19,573	27,358
20	100,001	100,001	100,001	16,369	30,736	48,618
25	100,001	100,001	108,641	19,875	44,589	81,075
30 (Age 65)	100,001	100,001	159,144	22,499	61,874	130,446
35 (Age 70)	100,001	100,001	237,938	23,899	83,813	205,119
40 (Age 75)	100,001	119,835	340,602	23,505	111,995	318,320
45 (Age 80)	100,001	155,038	515,196	20,271	147,655	490,663
50 (Age 85)	100,001	201,605	787,646	12,202	192,004	750,139
55 (Age 90)	*	259,001	1,195,136	*	246,668	1,138,225
60 (Age 95)	*	318,779	1,743,893	*	315,623	1,726,627
65 (Age 100)	*	405,925	2,641,137	*	405,925	2,641,137

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	-	-	-	20	16,369	30,736	48,618
2	-	-	-	25	19,875	44,589	81,075
3	650	1,000	1,250	30 (Age 65)	22,499	61,874	130,446
4	1,665	2,237	2,661	35 (Age 70)	23,899	83,813	205,119
5	2,917	3,766	4,416	40 (Age 75)	23,505	111,995	318,320
6	3,894	5,076	6,012	45 (Age 80)	20,271	147,655	490,663
7	4,852	6,424	7,711	50 (Age 85)	12,202	192,004	750,139
8	6,047	8,067	9,776	55 (Age 90)	*	246,668	1,138,225
9	7,007	9,543	11,761	60 (Age 95)	*	315,623	1,726,627
10	7,941	11,074	13,901	65 (Age 100)	*	405,925	2,641,137
15	12,208	19,573	27,358

* In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 35

Specified Amount	$100,001	Preferred Elite Class
Annual Premium	$1,300	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	100,001	100,001	100,001	862	926	969
2	100,001	100,001	100,001	1,581	1,759	1,882
3	100,001	100,001	100,001	2,278	2,618	2,861
4	100,001	100,001	100,001	2,797	3,342	3,746
5	100,001	100,001	100,001	3,294	4,083	4,690
6	100,001	100,001	100,001	3,766	4,840	5,697
7	100,001	100,001	100,001	4,213	5,612	6,769
8	100,001	100,001	100,001	4,635	6,399	7,912
9	100,001	100,001	100,001	5,030	7,201	9,132
10	100,001	100,001	100,001	5,397	8,016	10,431
15	100,001	100,001	100,001	6,752	12,244	18,340
20	100,001	100,001	100,001	7,215	16,859	29,857
25	100,001	100,001	100,001	7,403	22,790	48,175
30 (Age 65)	100,001	100,001	100,001	4,626	27,868	75,610
35 (Age 70)	*	100,001	136,577	*	30,314	117,739
40 (Age 75)	*	100,001	192,383	*	26,234	179,797
45 (Age 80)	*	100,001	285,955	*	4,635	272,338
50 (Age 85)	*	*	424,766	*	*	404,539
55 (Age 90)	*	*	617,468	*	*	588,065
60 (Age 95)	*	*	867,408	*	*	858,820
65 (Age 100)	*	*	1,298,959	*	*	1,298,959

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	-	-	-	20	7,215	16,859	29,857
2	-	-	-	25	7,403	22,790	48,175
3	486	825	1,068	30 (Age 65)	4,626	27,868	75,610
4	1,261	1,805	2,209	35 (Age 70)	*	30,314	117,739
5	2,270	3,059	3,666	40 (Age 75)	*	26,234	179,797
6	2,998	4,071	4,928	45 (Age 80)	*	4,635	272,338
7	3,701	5,100	6,257	50 (Age 85)	*	*	404,539
8	4,635	6,399	7,912	55 (Age 90)	*	*	588,065
9	5,030	7,201	9,132	60 (Age 95)	*	*	858,820
10	5,397	8,016	10,431	65 (Age 100)	*	*	1,298,959
15	6,752	12,244	18,340

* In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount	$300,000	Standard Non-Tobacco Class
Annual Premium	$11,000 for 7 yrs	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	9,690	10,314	10,730
2	300,000	300,000	300,000	17,871	19,675	20,920
3	300,000	300,000	300,000	25,836	29,359	31,875
4	300,000	300,000	300,000	33,583	39,374	43,652
5	300,000	300,000	300,000	41,126	49,746	56,332
6	300,000	300,000	300,000	48,490	60,513	70,014
7	300,000	300,000	300,000	55,670	71,686	84,776
8	300,000	300,000	300,000	52,189	72,162	89,161
9	300,000	300,000	300,000	50,400	74,351	95,647
10	300,000	300,000	300,000	48,514	76,519	102,567
15	300,000	300,000	300,000	37,143	86,615	144,996
20	300,000	300,000	300,000	24,277	99,922	214,572
25	300,000	300,000	370,972	5,337	112,536	322,585
30 (Age 76)	*	300,000	510,975	*	118,502	486,643
35 (Age 81)	*	300,000	771,836	*	112,875	735,082
40 (Age 86)	*	300,000	1,160,208	*	79,012	1,104,960
45 (Age 91)	*	*	1,732,820	*	*	1,650,304
50 (Age 96)	*	*	2,489,414	*	*	2,489,414
54 (Age 100)	*	*	3,489,116	*	*	3,489,116

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	9,690	10,314	10,730	15	37,143	86,615	144,996
2	17,871	19,675	20,920	20	24,277	99,922	214,572
3	25,836	29,359	31,875	25	5,337	112,536	322,585
4	33,583	39,374	43,652	30 (Age 76)	*	118,502	486,643
5	41,126	49,746	56,332	35 (Age 81)	*	112,875	735,082
6	48,490	60,513	70.14	40 (Age 86)	*	79,012	1,104,960
7	55,670	71,686	84,776	45 (Age 91)	*	*	1,650,304
8	52,189	72,162	89,161	50 (Age 96)	*	*	2,489,414
9	50,400	74,351	95,647	54 (Age 100)	*	*	3,489,116
10	48,514	76,519	102,567

* In the absence of an additional payment, the Policy would lapse.

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount	$300,000	Standard Non-Tobacco Class
Annual Premium	$11,000 for 7 yrs	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	9,283	9,884	10,286
2	300,000	300,000	300,000	16,131	17,848	19,035
3	300,000	300,000	300,000	22,763	26,058	28,417
4	300,000	300,000	300,000	29,174	34,519	38,481
5	300,000	300,000	300,000	35,360	43,238	49,284
6	300,000	300,000	300,000	41,307	52,214	60,880
7	300,000	300,000	300,000	47,009	61,455	73,340
8	300,000	300,000	300,000	41,891	59,756	75,099
9	300,000	300,000	300,000	38,313	59,527	78,619
10	300,000	300,000	300,000	34,518	59,048	82,240
15	300,000	300,000	300,000	11,387	51,725	101,942
20	*	300,000	300,000	*	31,229	126,608
25	*	*	300,000	*	*	154,532
30 (Age 76)	*	*	300,000	*	*	185,593
35 (Age 81)	*	*	300,000	*	*	223,401
40 (Age 86)	*	*	307,323	*	*	292,689
45 (Age 91)	*	*	435,836	*	*	415,082
50 (Age 96)	*	*	604,244	*	*	604,244
54 (Age 100)	*	*	836,852	*	*	836,852

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	9,283	9,884	10,286	15	11,387	51,725	101,942
2	16,131	17,848	19,035	20	*	31,229	126,608
3	22,763	26,058	28,417	25	*	*	154,532
4	29,174	34,519	38,481	30 (Age 76)	*	*	185,593
5	35,360	43,238	49,284	35 (Age 81)	*	*	223,401
6	41,307	52,214	60,880	40 (Age 86)	*	*	292,689
7	47,009	61,455	73,340	45 (Age 91)	*	*	415,082
8	41,891	59,756	75,099	50 (Age 96)	*	*	604,244
9	38,313	59,527	78,619	54 (Age 100)	*	*	836,852
10	34,518	59,048	82,240

* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile: 1-727-299-1620 (for interfund transfers – 1-727-299-1648)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling

1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

SEC File No. 333-107705/811-4420

AG09700-05/2008

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

WRL XCELERATORSM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

Direct all payments by check and all correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL XceleratorSM flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2008, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Funds – Service Class 2 Shares, the ProFunds, and the Access One Trust.

AGO9701-05/2008

Table of Contents

Glossary	1
The Policy – General Provisions	5
Ownership Rights	5
Our Right to Contest the Policy	6
Suicide Exclusion	6
Misstatement of Age or Gender	6
Modifying the Policy	6
Mixed and Shared Funding	6
Death Benefit	7
Additional Information	7
Settlement Options	7
Additional Information about Western Reserve and the Separate Account	8
Legal Matters	8
Variations in Policy Provisions	9
Personalized Illustrations of Policy Benefits	9
Sale of the Policies	9
Reports to Owners	9
Records	10
Independent Registered Public Accounting Firm	10
Experts	10
Financial Statements	10
Underwriters	10
Underwriting Standards	10
IMSA	11
Performance Data	11
Other Performance Data in Advertising Sales Literature	11
Western Reserve's Published Ratings	11
Appendix A -- Monthly Per Unit Charges (Rate Per Thousand)	12
Index to Financial Statements	20
WRL Series Life Account	S-1
Western Reserve Life Assurance Co. of Ohio	G-1

i

Glossary

Accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1620 and 1-727-299-1648 (for interfund transactions). Our administrative offce serves as the recipient of all website (ww.westernreserve.com), facsimile, and telephonic transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of

e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value

At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge

Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The Exec Policy does not have a decrease charge.

fixed account

An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

1

issue age

The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse

When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

minimum monthly guarantee premium (Base and Focus Policies)

The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions

The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (Base Policy)

For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the

Policy’s 10th anniversary. For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

2

no lapse date (Focus Policy)

For a Policy issued to any insured ages 0-56, the no lapse date is the same date as the

Policy’s 8th anniversary. For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator (the Base Policy) or WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date

The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The initial specified amount of life insurance that you have selected shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

3

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge

If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value. The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

4

            In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

5

Selecting the tax test	•

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy

            A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

            If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life

6

insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy. There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

7

•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

8

Legal Matters

Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice to Western Reserve regarding certain matters under the federal securities laws that relate to the Policy. Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges or Policy features may be unavailable or known by a different name. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. Sales representatives are appointed as our insurance agents.

During fiscal year 2007, 2006, and 2005, before TCI replaced our affiliate, AFSG Securities Corporation (“AFSG”) as principal underwriter for the Policies, the amounts paid to AFSG were $21,215,096, $70,977,287, and $90,322,329, respectively. The amount paid to TCI for the period May 1, 2007 through December 31, 2007in connection with all Policies sold through the separate account was $44,112,185. AFSG and TCI passed through to selling firms, and did not retain any portion of any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount

9

>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Senior Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

            The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

10

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. The Exec Policy is also available on a simplified issue and guaranteed issue underwriting basis, provided additional requirements are met (e.g., minimum number of lives in the group, maximum coverage limits, satisfactory participation requirements, and satisfactory group risk characteristics).

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's

11

Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

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Appendix A

Monthly Per Unit Charges (Rate Per Thousand)

13

14

15

16

17

18

20

Index to Financial Statements

WRL Series Life Account:

Report of Independent Registered Public Accounting Firm, dated March 21, 2008

Statements of Assets and Liabilities at December 31, 2007

Statements of Operations for the year ended December 31, 2007

Statements of Changes in Net Assets for the years ended December 31, 2007 and 2006

Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Registered Public Accounting Firm, dated March 28, 2008

Balance Sheets Statutory-Basis at December 31, 2007 and 2006

Statements of Operations Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Statements of Cash Flow Statutory-Basis for the years ended December 31, 2007, 2006 and 2005

Notes to Financial Statements--Statutory-Basis

Statutory-Basis Financial Statement Schedules

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the WRL Series Life Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (comprised of the JPMorgan Core Bond, Asset Allocation – Conservative, Asset Allocation – Growth, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, International Moderate Growth, MFS International Equity, Capital Guardian US Equity, Capital Guardian Value, Clarion Global Real Estate Securities, Federated Market Opportunity, Transamerica Science & Technology, JPMorgan Mid Cap Value, JPMorgan Enhanced Index, Marsico Growth, BlackRock Large Cap Value, MFS High Yield, Munder Net50, PIMCO Total Return, Legg Mason Partners All Cap, T. Rowe Price Equity Income, T. Rowe Price Small Cap, Templeton Transamerica Global, Third Avenue Value, Transamerica Balanced, Transamerica Convertible Securities, and Transamerica Equity subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2007, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	JPMorgan Core Bond	Asset Allocation - Conservative	Asset Allocation - Growth	Asset Allocation - Moderate Growth	Asset Allocation - Moderate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,990,495.885	2,501,954.763	24,536,955.101	25,823,375.712	8,017,394.829
Cost	$ 47,665,725	$ 28,042,581	$ 298,447,598	$ 307,698,253	$ 91,356,070

Investments in mutual funds,
at net asset value	$ 47,127,756	$ 28,747,460	$ 337,873,872	$ 363,334,896	$ 103,424,393
Receivable for units sold	-	-	-	3,115	-
Total assets	47,127,756	28,747,460	337,873,872	363,338,011	103,424,393

Liabilities
Payable for units redeemed	7	5,581	523	-	77,100
	$ 47,127,749	$ 28,741,879	$ 337,873,349	$ 363,338,011	$ 103,347,293

Net Assets:
Deferred annuity contracts
terminable by owners	$ 47,127,749	$ 28,741,879	$ 337,873,349	$ 363,338,011	$ 103,347,293
Total net assets	$ 47,127,749	$ 28,741,879	$ 337,873,349	$ 363,338,011	$ 103,347,293

Accumulation units outstanding:
M&E - 0.90%	1,357,776	1,878,277	15,935,988	17,940,651	5,682,655
M&E - 0.75%	144,644	141,109	4,812,113	5,140,621	1,208,567
M&E - 0.00%	116	2,859	47,524	12,487	12,563

Accumulation unit value:
M&E - 0.90%	$ 33.467825	$ 14.268131	$ 16.216761	$ 15.771784	$ 15.060047
M&E - 0.75%	$ 11.647287	$ 13.544896	$ 16.397950	$ 15.609502	$ 14.584661
M&E - 0.00%	$ 10.768243	$ 10.864355	$ 11.245820	$ 11.163548	$ 11.120533

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	International Moderate Growth	MFS International Equity	Capital Guardian US Equity	Capital Guardian Value	Clarion Global Real Estate Securities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	783,261.856	7,788,558.687	162,763.817	209,009.698	3,978,510.225
Cost	$ 8,429,367	$ 67,338,396	$ 1,669,324	$ 4,160,874	$ 78,062,254

Investments in mutual funds,
at net asset value	$ 8,709,872	$ 69,162,401	$ 1,652,053	$ 3,833,238	$ 78,137,941
Receivable for units sold	5	12,181	1	2	14,779
Total assets	8,709,877	69,174,582	1,652,054	3,833,240	78,152,720

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ 8,709,877	$ 69,174,582	$ 1,652,054	$ 3,833,240	$ 78,152,720

Net Assets:
Deferred annuity contracts
terminable by owners	$ 8,709,877	$ 69,174,582	$ 1,652,054	$ 3,833,240	$ 78,152,720
Total net assets	$ 8,709,877	$ 69,174,582	$ 1,652,054	$ 3,833,240	$ 78,152,720

Accumulation units outstanding:
M&E - 0.90%	545,417	4,520,343	122,773	228,651	2,412,261
M&E - 0.75%	228,145	-	-	44,184	225,884
M&E - 0.00%	5,667	-	-	353	2,681

Accumulation unit value:
M&E - 0.90%	$ 11.167621	$ 15.302950	$ 13.456141	$ 13.968719	$ 30.403676
M&E - 0.75%	$ 11.195357	$ -	$ -	$ 14.391559	$ 21.179495
M&E - 0.00%	$ 11.416565	$ -	$ -	$ 9.639273	$ 10.072416

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Federated Market Opportunity	Transamerica Science & Technology	JPMorgan Mid Cap Value	JPMorgan Enhanced Index	Marsico Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	6,155,786.574	4,479,542.214	956,283.570	137,887.330	1,565,252.037
Cost	$ 93,287,672	$ 19,800,695	$ 12,954,665	$ 2,062,831	$ 14,892,850

Investments in mutual funds,
at net asset value	$ 90,243,831	$ 23,965,551	$ 15,099,718	$ 2,265,489	$ 20,285,666
Receivable for units sold	-	59	-	3	156
Total assets	90,243,831	23,965,610	15,099,718	2,265,492	20,285,822

Liabilities
Payable for units redeemed	3,939	-	1,507	-	-
	$ 90,239,892	$ 23,965,610	$ 15,098,211	$ 2,265,492	$ 20,285,822

Net Assets:
Deferred annuity contracts
terminable by owners	$ 90,239,892	$ 23,965,610	$ 15,098,211	$ 2,265,492	$ 20,285,822
Total net assets	$ 90,239,892	$ 23,965,610	$ 15,098,211	$ 2,265,492	$ 20,285,822

Accumulation units outstanding:
M&E - 0.90%	2,625,698	4,126,550	847,741	137,323	1,583,088
M&E - 0.75%	399,324	89,317	5,439	25,310	83,822
M&E - 0.00%	294	1,669	-	26	649

Accumulation unit value:
M&E - 0.90%	$ 32.504888	$ 5.480543	$ 17.714855	$ 13.852089	$ 12.006930
M&E - 0.75%	$ 12.242932	$ 14.857564	$ 14.820240	$ 14.342019	$ 15.147314
M&E - 0.00%	$ 10.090002	$ 13.682872	$ -	$ 10.817660	$ 12.511844

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	BlackRock Large Cap Value	MFS High Yield	Munder Net50	PIMCO Total Return	Legg Mason Partners All Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,596,683.179	152,883.660	1,323,986.089	1,164,976.423	3,177,134.845
Cost	$ 58,444,735	$ 1,333,395	$ 12,726,942	$ 13,006,703	$ 41,340,236

Investments in mutual funds,
at net asset value	$ 68,912,450	$ 1,336,203	$ 15,596,556	$ 13,571,975	$ 44,098,632
Receivable for units sold	29,402	-	-	-	-
Total assets	68,941,852	1,336,203	15,596,556	13,571,975	44,098,632

Liabilities
Payable for units redeemed	-	-	1,856	10	942
	$ 68,941,852	$ 1,336,203	$ 15,594,700	$ 13,571,965	$ 44,097,690

Net Assets:
Deferred annuity contracts
terminable by owners	$ 68,941,852	$ 1,336,203	$ 15,594,700	$ 13,571,965	$ 44,097,690
Total net assets	$ 68,941,852	$ 1,336,203	$ 15,594,700	$ 13,571,965	$ 44,097,690

Accumulation units outstanding:
M&E - 0.90%	2,416,860	71,971	1,296,713	998,498	2,601,483
M&E - 0.75%	109,492	29,319	63,181	59,461	52,511
M&E - 0.00%	4,384	818	867	2,406	2,990

Accumulation unit value:
M&E - 0.90%	$ 27.700336	$ 13.284455	$ 11.319014	$ 12.854914	$ 16.655468
M&E - 0.75%	$ 17.777906	$ 12.672089	$ 14.347037	$ 11.940914	$ 14.037004
M&E - 0.00%	$ 10.828217	$ 10.483984	$ 12.375637	$ 10.944730	$ 10.592590

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	T. Rowe Price Equity Income	T. Rowe Price Small Cap	Templeton Transamerica Global	Third Avenue Value	Transamerica Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,562,038.357	2,257,057.224	12,262,252.311	5,698,511.097	490,124.039
Cost	$ 30,765,898	$ 24,368,034	$ 289,739,869	$ 110,121,198	$ 5,631,879

Investments in mutual funds,
at net asset value	$ 29,803,692	$ 23,179,978	$ 306,678,930	$ 123,942,616	$ 6,714,699
Receivable for units sold	301	201	-	4,140	2,524
Total assets	29,803,993	23,180,179	306,678,930	123,946,756	6,717,223

Liabilities
Payable for units redeemed	-	-	1,348	-	-
	$ 29,803,993	$ 23,180,179	$ 306,677,582	$ 123,946,756	$ 6,717,223

Net Assets:
Deferred annuity contracts
terminable by owners	$ 29,803,993	$ 23,180,179	$ 306,677,582	$ 123,946,756	$ 6,717,223
Total net assets	$ 29,803,993	$ 23,180,179	$ 306,677,582	$ 123,946,756	$ 6,717,223

Accumulation units outstanding:
M&E - 0.90%	2,088,735	1,629,844	9,007,397	3,960,665	409,746
M&E - 0.75%	91,504	97,677	183,189	314,566	30,367
M&E - 0.00%	2,163	77	3,888	6,531	2

Accumulation unit value:
M&E - 0.90%	$ 13.587309	$ 13.389139	$ 33.704372	$ 29.868058	$ 15.283764
M&E - 0.75%	$ 15.304983	$ 13.893768	$ 16.606969	$ 17.740833	$ 14.974930
M&E - 0.00%	$ 10.744831	$ 11.143839	$ 12.009257	$ 10.523822	$ 11.549117

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica Convertible Securities	Transamerica Equity	Transamerica Growth Opportunities	Transamerica Money Market	Transamerica Small/MidCap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	377,023.098	34,729,574.121	3,871,082.153	60,275,146.092	1,077,409.420
Cost	$ 4,546,769	$ 880,866,467	$ 67,890,421	$ 60,275,146	$ 21,995,400

Investments in mutual funds,
at net asset value	$ 4,705,248	$ 1,003,684,692	$ 70,376,274	$ 60,275,146	$ 23,810,748
Receivable for units sold	93	-	-	6,778	4
Total assets	4,705,341	1,003,684,692	70,376,274	60,281,924	23,810,752

Liabilities
Payable for units redeemed	-	19,346	2,667	-	-
	$ 4,705,341	$ 1,003,665,346	$ 70,373,607	$ 60,281,924	$ 23,810,752

Net Assets:
Deferred annuity contracts
terminable by owners	$ 4,705,341	$ 1,003,665,346	$ 70,373,607	$ 60,281,924	$ 23,810,752
Total net assets	$ 4,705,341	$ 1,003,665,346	$ 70,373,607	$ 60,281,924	$ 23,810,752

Accumulation units outstanding:
M&E - 0.90%	257,832	54,546,272	3,898,229	2,690,146	1,008,833
M&E - 0.75%	21,757	434,379	139,341	343,002	265,941
M&E - 0.00%	88	2,271	66	768	2,115

Accumulation unit value:
M&E - 0.90%	$ 16.944129	$ 18.261479	$ 17.414516	$ 20.991231	$ 18.635881
M&E - 0.75%	$ 15.421452	$ 17.364663	$ 17.848338	$ 11.091245	$ 18.736403
M&E - 0.00%	$ 12.187954	$ 11.843020	$ 12.616258	$ 10.584319	$ 12.998404

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica U.S. Government Securities	Transamerica Value Balanced	Van Kampen Mid-Cap Growth	ProFund VP Bull	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	114,709.958	10,729,117.744	13,880,073.581	37,958.804	26,511,367.660
Cost	$ 1,361,575	$ 138,130,436	$ 333,985,545	$ 1,186,949	$ 26,511,368

Investments in mutual funds,
at net asset value	$ 1,376,519	$ 152,246,181	$ 358,522,301	$ 1,172,927	$ 26,511,368
Receivable for units sold	1	-	34,655	-	2,791
Total assets	1,376,520	152,246,181	358,556,956	1,172,927	26,514,159

Liabilities
Payable for units redeemed	-	132	-	363	-
	$ 1,376,520	$ 152,246,049	$ 358,556,956	$ 1,172,564	$ 26,514,159

Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,376,520	$ 152,246,049	$ 358,556,956	$ 1,172,564	$ 26,514,159
Total net assets	$ 1,376,520	$ 152,246,049	$ 358,556,956	$ 1,172,564	$ 26,514,159

Accumulation units outstanding:
M&E - 0.90%	80,984	5,803,725	7,533,570	88,778	2,046,097
M&E - 0.75%	36,344	39,439	113,145	10,971	485,051
M&E - 0.00%	-	854	1,565	-	-

Accumulation unit value:
M&E - 0.90%	$ 11.913641	$ 26.132313	$ 47.363689	$ 11.752149	$ 10.469995
M&E - 0.75%	$ 11.328028	$ 14.500478	$ 15.196091	$ 11.779215	$ 10.496908
M&E - 0.00%	$ 10.640731	$ 11.012821	$ 12.755564	$ 10.674605	$ 10.447302

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	684,385.819	94,999.539	56,768.079	949,554.860	569,109.398
Cost	$ 12,850,388	$ 1,425,069	$ 1,755,661	$ 24,570,620	$ 13,486,468

Investments in mutual funds,
at net asset value	$ 12,743,264	$ 1,410,743	$ 1,743,348	$ 26,074,776	$ 13,413,909
Receivable for units sold	6,059	430	4,664	17,074	299
Total assets	12,749,323	1,411,173	1,748,012	26,091,850	13,414,208

Liabilities
Payable for units redeemed	-	-	-	-	-
	$ 12,749,323	$ 1,411,173	$ 1,748,012	$ 26,091,850	$ 13,414,208

Net Assets:
Deferred annuity contracts
terminable by owners	$ 12,749,323	$ 1,411,173	$ 1,748,012	$ 26,091,850	$ 13,414,208
Total net assets	$ 12,749,323	$ 1,411,173	$ 1,748,012	$ 26,091,850	$ 13,414,208

Accumulation units outstanding:
M&E - 0.90%	650,542	151,035	142,528	1,662,224	892,431
M&E - 0.75%	305,503	3,580	17,835	-	-
M&E - 0.00%	-	-	-	-	-

Accumulation unit value:
M&E - 0.90%	$ 13.325685	$ 9.126544	$ 10.897537	$ 15.696949	$ 15.031093
M&E - 0.75%	$ 13.356351	$ 9.147572	$ 10.922632	$ -	$ -
M&E - 0.00%	$ 11.920610	$ 10.263012	$ 10.012510	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	311,098.406	39,751.567
Cost	$ 5,680,486	$ 6,122,544

Investments in mutual funds,
at net asset value	$ 6,893,941	$ 6,471,158
Receivable for units sold	-	-
Total assets	6,893,941	6,471,158

Liabilities
Payable for units redeemed	18,989	-
	$ 6,874,952	$ 6,471,158

Net Assets:
Deferred annuity contracts
terminable by owners	$ 6,874,952	$ 6,471,158
Total net assets	$ 6,874,952	$ 6,471,158

Accumulation units outstanding:
M&E - 0.90%	661,082	145,383
M&E - 0.75%	-	312,320
M&E - 0.00%	-	54

Accumulation unit value:
M&E - 0.90%	$ 10.399540	$ 13.563516
M&E - 0.75%	$ -	$ 14.404047
M&E - 0.00%	$ -	$ 10.862590

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	JPMorgan Core Bond	Asset Allocation - Conservative	Asset Allocation - Growth	Asset Allocation - Moderate Growth	Asset Allocation - Moderate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 2,370,567	$ 873,545	$ 7,225,684	$ 8,216,722	$ 2,932,522
Expenses:
Administrative, mortality and
expense risk charge	409,644	241,516	2,728,729	2,982,893	852,138
Net investment income (loss)	1,960,923	632,029	4,496,955	5,233,829	2,080,384

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	1,076,782	12,357,783	8,485,515	2,565,934
Proceeds from sales	5,814,140	9,569,850	18,729,726	17,411,897	9,582,705
Cost of investments sold	5,960,769	9,048,546	15,354,604	14,028,340	8,164,346
Net realized capital gains (losses) on investments	(146,629)	1,598,086	15,732,905	11,869,072	3,984,293

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(1,385,551)	1,368,968	40,700,800	50,740,045	11,582,147
End of period	(537,969)	704,879	39,426,274	55,636,643	12,068,323
Net change in unrealized appreciation/depreciation
of investments	847,582	(664,089)	(1,274,526)	4,896,598	486,176

Net realized and unrealized capital gains (losses)
on investments	700,953	933,997	14,458,379	16,765,670	4,470,469

Increase (decrease) in net assets from operations	$ 2,661,876	$ 1,566,026	$ 18,955,334	$ 21,999,499	$ 6,550,853

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	International Moderate Growth	MFS International Equity	Capital Guardian US Equity	Capital Guardian Value	Clarion Global Real Estate Securities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 64,903	$ 709,706	$ 12,702	$ 46,688	$ 6,564,412
Expenses:
Administrative, mortality and
expense risk charge	43,337	668,721	15,952	38,683	904,523
Net investment income (loss)	21,566	40,985	(3,250)	8,005	5,659,889

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	38,589	13,097,625	155,747	288,878	6,663,780
Proceeds from sales	868,670	15,943,690	212,820	2,100,151	35,205,481
Cost of investments sold	760,684	13,634,962	190,680	1,942,226	25,721,637
Net realized capital gains (losses) on investments	146,575	15,406,353	177,887	446,803	16,147,624

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	136,796	11,647,020	172,393	425,809	29,497,336
End of period	280,505	1,824,005	(17,271)	(327,636)	75,687
Net change in unrealized appreciation/depreciation
of investments	143,709	(9,823,015)	(189,664)	(753,445)	(29,421,649)

Net realized and unrealized capital gains (losses)
on investments	290,284	5,583,338	(11,777)	(306,642)	(13,274,025)

Increase (decrease) in net assets from operations	$ 311,850	$ 5,624,323	$ (15,027)	$ (298,637)	$ (7,614,136)

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Federated Market Opportunity	Transamerica Science & Technology	JPMorgan Mid Cap Value	JPMorgan Enhanced Index	Marsico Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 3,592,224	$ -	$ 169,659	$ 27,935	$ 4,056
Expenses:
Administrative, mortality and
expense risk charge	865,033	127,755	157,660	19,403	142,628
Net investment income (loss)	2,727,191	(127,755)	11,999	8,532	(138,572)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	461,489	-	1,095,129	61,843	155,123
Proceeds from sales	21,271,020	3,280,621	4,223,557	517,612	2,138,449
Cost of investments sold	21,706,607	2,667,175	3,337,331	389,653	1,556,699
Net realized capital gains (losses) on investments	25,902	613,446	1,981,355	189,802	736,873

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	1,267,989	946,464	3,691,584	334,876	3,249,570
End of period	(3,043,841)	4,164,856	2,145,053	202,658	5,392,816
Net change in unrealized appreciation/depreciation
of investments	(4,311,830)	3,218,392	(1,546,531)	(132,218)	2,143,246

Net realized and unrealized capital gains (losses)
on investments	(4,285,928)	3,831,838	434,824	57,584	2,880,119

Increase (decrease) in net assets from operations	$ (1,558,737)	$ 3,704,083	$ 446,823	$ 66,116	$ 2,741,547

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	BlackRock Large Cap Value	MFS High Yield	Munder Net50	PIMCO Total Return	Legg Mason Partners All Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 692,080	$ 138,388	$ -	$ 310,246	$ 629,139
Expenses:
Administrative, mortality and
expense risk charge	658,801	20,997	123,899	110,890	430,070
Net investment income (loss)	33,279	117,391	(123,899)	199,356	199,069

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	8,017,907	81	346,959	844	2,505,502
Proceeds from sales	11,265,925	5,925,175	5,001,439	12,294,933	6,278,773
Cost of investments sold	8,592,303	6,025,462	3,642,476	11,935,846	5,474,107
Net realized capital gains (losses) on investments	10,691,529	(100,206)	1,705,922	359,931	3,310,168

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	18,590,203	(37,936)	2,573,935	116,043	6,106,695
End of period	10,467,715	2,808	2,869,614	565,272	2,758,396
Net change in unrealized appreciation/depreciation
of investments	(8,122,488)	40,744	295,679	449,229	(3,348,299)

Net realized and unrealized capital gains (losses)
on investments	2,569,041	(59,462)	2,001,601	809,160	(38,131)

Increase (decrease) in net assets from operations	$ 2,602,320	$ 57,929	$ 1,877,702	$ 1,008,516	$ 160,938

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	T. Rowe Price Equity Income	T. Rowe Price Small Cap	Templeton Transamerica Global	Third Avenue Value	Transamerica Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 668,861	$ -	$ 4,573,301	$ 5,404,074	$ 65,861
Expenses:
Administrative, mortality and
expense risk charge	275,761	206,182	2,676,085	1,244,707	52,420
Net investment income (loss)	393,100	(206,182)	1,897,216	4,159,367	13,441

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,818,689	2,263,530	-	19,363,516	25,368
Proceeds from sales	7,804,406	4,589,135	26,925,633	23,099,792	822,023
Cost of investments sold	7,314,787	4,696,745	26,571,829	17,133,529	685,233
Net realized capital gains (losses) on investments	3,308,308	2,155,920	353,804	25,329,779	162,158

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	2,069,221	(951,892)	(20,124,535)	42,607,055	575,273
End of period	(962,206)	(1,188,056)	16,939,061	13,821,418	1,082,820
Net change in unrealized appreciation/depreciation
of investments	(3,031,427)	(236,164)	37,063,596	(28,785,637)	507,547

Net realized and unrealized capital gains (losses)
on investments	276,881	1,919,756	37,417,400	(3,455,858)	669,705

Increase (decrease) in net assets from operations	$ 669,981	$ 1,713,574	$ 39,314,616	$ 703,509	$ 683,146

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica Convertible Securities	Transamerica Equity	Transamerica Growth Opportunities	Transamerica Money Market	Transamerica Small/MidCap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 61,747	$ 225,828	$ 28,432	$ 2,691,559	$ 172,146
Expenses:
Administrative, mortality and
expense risk charge	29,434	8,759,669	553,802	491,563	148,121
Net investment income (loss)	32,313	(8,533,841)	(525,370)	2,199,996	24,025

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	322,418	39,790,124	4,574,521	(17)	1,594,186
Proceeds from sales	1,364,513	106,322,096	7,319,248	43,319,843	1,926,711
Cost of investments sold	1,252,350	96,804,922	7,550,733	43,319,843	1,673,096
Net realized capital gains (losses) on investments	434,581	49,307,298	4,343,036	(17)	1,847,801

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	145,364	25,299,553	(5,529,180)	-	585,122
End of period	158,479	122,818,225	2,485,853	-	1,815,348
Net change in unrealized appreciation/depreciation
of investments	13,115	97,518,672	8,015,033	-	1,230,226

Net realized and unrealized capital gains (losses)
on investments	447,696	146,825,970	12,358,069	(17)	3,078,027

Increase (decrease) in net assets from operations	$ 480,009	$ 138,292,129	$ 11,832,699	$ 2,199,979	$ 3,102,052

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica U.S. Government Securities	Transamerica Value Balanced	Van Kampen Mid-Cap Growth	ProFund VP Bull	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ 39,203	$ 3,968,406	$ -	$ 8,934	$ 187,913
Expenses:
Administrative, mortality and
expense risk charge	7,618	1,410,208	3,051,748	38,244	47,448
Net investment income (loss)	31,585	2,558,198	(3,051,748)	(29,310)	140,465

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	2,440,866	-	19,656	-
Proceeds from sales	687,360	14,746,767	25,486,455	43,925,594	65,343,929
Cost of investments sold	698,078	13,231,404	26,208,476	44,203,138	65,343,929
Net realized capital gains (losses) on investments	(10,718)	3,956,229	(722,021)	(257,888)	-

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(14,651)	11,842,497	(43,888,016)	(42,511)	-
End of period	14,944	14,115,745	24,536,756	(14,022)	-
Net change in unrealized appreciation/depreciation
of investments	29,595	2,273,248	68,424,772	28,489	-

Net realized and unrealized capital gains (losses)
on investments	18,877	6,229,477	67,702,751	(229,399)	-

Increase (decrease) in net assets from operations	$ 50,462	$ 8,787,675	$ 64,651,003	$ (258,709)	$ 140,465

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ 283,467	$ 9,455	$ 185,663	$ 226,817
Expenses:
Administrative, mortality and
expense risk charge	54,442	39,232	33,588	225,125	135,433
Net investment income (loss)	(54,442)	244,235	(24,133)	(39,462)	91,384

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-	183,627	6,347,990	1,142,954
Proceeds from sales	24,068,346	67,672,868	69,046,423	3,583,668	3,813,443
Cost of investments sold	24,004,372	68,747,545	70,121,272	2,591,375	3,098,315
Net realized capital gains (losses) on investments	63,974	(1,074,677)	(891,222)	7,340,283	1,858,082

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	(15,502)	1,562	7,970	5,042,581	1,755,321
End of period	(107,124)	(14,326)	(12,313)	1,504,156	(72,559)
Net change in unrealized appreciation/depreciation
of investments	(91,622)	(15,888)	(20,283)	(3,538,425)	(1,827,880)

Net realized and unrealized capital gains (losses)
on investments	(27,648)	(1,090,565)	(911,505)	3,801,858	30,202

Increase (decrease) in net assets from operations	$ (82,090)	$ (846,330)	$ (935,638)	$ 3,762,396	$ 121,586

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$ -	$ 187,006
Expenses:
Administrative, mortality and
expense risk charge	44,754	43,647
Net investment income (loss)	(44,754)	143,359

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	-	-
Proceeds from sales	1,383,528	1,343,643
Cost of investments sold	992,993	1,133,588
Net realized capital gains (losses) on investments	390,535	210,055

Net change in unrealized appreciation/depreciation
of investments:
Beginning of period	677,692	492,462
End of period	1,213,455	348,614
Net change in unrealized appreciation/depreciation
of investments	535,763	(143,848)

Net realized and unrealized capital gains (losses)
on investments	926,298	66,207

Increase (decrease) in net assets from operations	$ 881,544	$ 209,566

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Core Bond		Asset Allocation - Conservative
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 1,960,923	$ 2,022,995	$ 632,029	$ 585,793
Net realized capital gains (losses)
on investments	(146,629)	(305,580)	1,598,086	1,469,682
Net change in unrealized appreciation/
depreciation of investments	847,582	(362,253)	(664,089)	(47,398)
Increase (decrease) in net assets
from operations	2,661,876	1,355,162	1,566,026	2,008,077

Contract transactions
Net contract purchase payments	4,992,947	5,686,347	5,262,014	4,179,871
Transfer payments from (to) other
subaccounts or general account	550,625	(2,900,815)	1,032,552	(1,023,530)
Contract terminations, withdrawals,
and other deductions	(2,305,909)	(2,861,298)	(2,175,865)	(1,583,593)
Contract maintenance charges	(4,072,761)	(4,313,128)	(2,035,298)	(2,060,811)
Increase (decrease) in net assets
from contract transactions	(835,098)	(4,388,894)	2,083,403	(488,063)
Net increase (decrease) in net assets	1,826,778	(3,033,732)	3,649,429	1,520,014

Net assets:
Beginning of the period	45,300,971	48,334,703	25,092,450	23,572,436
End of the period	$ 47,127,749	$ 45,300,971	$ 28,741,879	$ 25,092,450

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Growth		Asset Allocation - Moderate Growth
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 4,496,955	$ 210,615	$ 5,233,829	$ 2,039,513
Net realized capital gains (losses)
on investments	15,732,905	16,613,267	11,869,072	12,344,307
Net change in unrealized appreciation/
depreciation of investments	(1,274,526)	14,104,930	4,896,598	17,713,746
Increase (decrease) in net assets
from operations	18,955,334	30,928,812	21,999,499	32,097,566

Contract transactions
Net contract purchase payments	83,125,984	76,561,645	79,242,009	82,342,985
Transfer payments from (to) other
subaccounts or general account	5,619,308	22,305,764	4,353,215	16,134,297
Contract terminations, withdrawals,
and other deductions	(13,520,685)	(8,915,387)	(17,556,207)	(12,737,036)
Contract maintenance charges	(28,724,820)	(24,052,634)	(33,593,712)	(29,673,704)
Increase (decrease) in net assets
from contract transactions	46,499,787	65,899,388	32,445,305	56,066,542
Net increase (decrease) in net assets	65,455,121	96,828,200	54,444,804	88,164,108

Net assets:
Beginning of the period	272,418,228	175,590,028	308,893,207	220,729,099
End of the period	$ 337,873,349	$ 272,418,228	$ 363,338,011	$ 308,893,207

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Moderate		International Moderate Growth
	Subaccount		Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$ 2,080,384	$ 1,481,039	$ 21,566	$ (6,439)
Net realized capital gains (losses)
on investments	3,984,293	4,713,475	146,575	7,571
Net change in unrealized appreciation/
depreciation of investments	486,176	2,077,540	143,709	136,796
Increase (decrease) in net assets
from operations	6,550,853	8,272,054	311,850	137,928

Contract transactions
Net contract purchase payments	20,734,184	21,114,612	4,841,314	908,557
Transfer payments from (to) other
subaccounts or general account	534,209	3,232,158	2,251,574	1,114,517
Contract terminations, withdrawals,
and other deductions	(4,804,700)	(3,834,149)	(185,957)	(31,340)
Contract maintenance charges	(10,173,042)	(9,887,595)	(574,665)	(63,901)
Increase (decrease) in net assets
from contract transactions	6,290,651	10,625,026	6,332,266	1,927,833
Net increase (decrease) in net assets	12,841,504	18,897,080	6,644,116	2,065,761

Net assets:
Beginning of the period	90,505,789	71,608,709	2,065,761	-
End of the period	$ 103,347,293	$ 90,505,789	$ 8,709,877	$ 2,065,761

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS International Equity		Capital Guardian US Equity
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 40,985	$ 290,967	$ (3,250)	$ (5,579)
Net realized capital gains (losses)
on investments	15,406,353	3,510,139	177,887	173,866
Net change in unrealized appreciation/
depreciation of investments	(9,823,015)	6,211,680	(189,664)	(32,187)
Increase (decrease) in net assets
from operations	5,624,323	10,012,786	(15,027)	136,100

Contract transactions
Net contract purchase payments	6,047,099	9,683,796	131,558	153,798
Transfer payments from (to) other
subaccounts or general account	562,941	11,424,005	(30,493)	(5,561)
Contract terminations, withdrawals,
and other deductions	(3,180,309)	(2,438,388)	(23,038)	(12,028)
Contract maintenance charges	(4,177,806)	(3,301,742)	(115,426)	(104,866)
Increase (decrease) in net assets
from contract transactions	(748,075)	15,367,671	(37,399)	31,343
Net increase (decrease) in net assets	4,876,248	25,380,457	(52,426)	167,443

Net assets:
Beginning of the period	64,298,334	38,917,877	1,704,480	1,537,037
End of the period	$ 69,174,582	$ 64,298,334	$ 1,652,054	$ 1,704,480

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Capital Guardian Value		Clarion Global Real Estate Securities
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 8,005	$ 16,886	$ 5,659,889	$ 387,842
Net realized capital gains (losses)
on investments	446,803	362,975	16,147,624	9,296,367
Net change in unrealized appreciation/
depreciation of investments	(753,445)	101,201	(29,421,649)	15,548,052
Increase (decrease) in net assets
from operations	(298,637)	481,062	(7,614,136)	25,232,261

Contract transactions
Net contract purchase payments	-	1,568,116	5,194,008	13,739,822
Transfer payments from (to) other
subaccounts or general account	(508,454)	378,751	(7,348,499)	14,782,443
Contract terminations, withdrawals,
and other deductions	(56,410)	(118,489)	(5,180,898)	(3,535,320)
Contract maintenance charges	(288,722)	(209,163)	(6,457,096)	(4,831,750)
Increase (decrease) in net assets
from contract transactions	(853,586)	1,619,215	(13,792,485)	20,155,195
Net increase (decrease) in net assets	(1,152,223)	2,100,277	(21,406,621)	45,387,456

Net assets:
Beginning of the period	4,985,463	2,885,186	99,559,341	54,171,885
End of the period	$ 3,833,240	$ 4,985,463	$ 78,152,720	$ 99,559,341

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Federated Market Opportunity		Transamerica Science & Technology
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 2,727,191	$ 868,750	$ (127,755)	$ (97,790)
Net realized capital gains (losses)
on investments	25,902	9,858,201	613,446	1,148,378
Net change in unrealized appreciation/
depreciation of investments	(4,311,830)	(8,664,027)	3,218,392	(1,055,456)
Increase (decrease) in net assets
from operations	(1,558,737)	2,062,924	3,704,083	(4,868)

Contract transactions
Net contract purchase payments	6,295,470	11,052,033	7,722,350	1,149,113
Transfer payments from (to) other
subaccounts or general account	(9,425,500)	(7,785,234)	3,756,288	(959,013)
Contract terminations, withdrawals,
and other deductions	(4,631,888)	(6,272,224)	(792,247)	(533,462)
Contract maintenance charges	(7,617,160)	(8,468,944)	(1,040,531)	(921,939)
Increase (decrease) in net assets
from contract transactions	(15,379,078)	(11,474,369)	9,645,860	(1,265,301)
Net increase (decrease) in net assets	(16,937,815)	(9,411,445)	13,349,943	(1,270,169)

Net assets:
Beginning of the period	107,177,707	116,589,152	10,615,667	11,885,836
End of the period	$ 90,239,892	$ 107,177,707	$ 23,965,610	$ 10,615,667

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Mid Cap Value		JPMorgan Enhanced Index
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 11,999	$ (18,134)	$ 8,532	$ 3,238
Net realized capital gains (losses)
on investments	1,981,355	3,250,434	189,802	38,942
Net change in unrealized appreciation/
depreciation of investments	(1,546,531)	(253,332)	(132,218)	149,265
Increase (decrease) in net assets
from operations	446,823	2,978,968	66,116	191,445

Contract transactions
Net contract purchase payments	-	-	757,139	306,025
Transfer payments from (to) other
subaccounts or general account	(2,549,349)	(4,960,805)	(65,107)	16,610
Contract terminations, withdrawals,
and other deductions	(975,507)	(1,036,788)	(55,377)	(49,442)
Contract maintenance charges	(440,180)	(602,529)	(106,072)	(74,070)
Increase (decrease) in net assets
from contract transactions	(3,965,036)	(6,600,122)	530,583	199,123
Net increase (decrease) in net assets	(3,518,213)	(3,621,154)	596,699	390,568

Net assets:
Beginning of the period	18,616,424	22,237,578	1,668,793	1,278,225
End of the period	$ 15,098,211	$ 18,616,424	$ 2,265,492	$ 1,668,793

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Marsico Growth		BlackRock Large Cap Value
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ (138,572)	$ (117,223)	$ 33,279	$ (253,336)
Net realized capital gains (losses)
on investments	736,873	763,991	10,691,529	4,434,377
Net change in unrealized appreciation/
depreciation of investments	2,143,246	(15,946)	(8,122,488)	5,495,844
Increase (decrease) in net assets
from operations	2,741,547	630,822	2,602,320	9,676,885

Contract transactions
Net contract purchase payments	4,160,777	1,570,107	3,868,402	7,998,245
Transfer payments from (to) other
subaccounts or general account	591,244	(1,399,812)	(1,444,569)	1,544,159
Contract terminations, withdrawals,
and other deductions	(637,368)	(692,992)	(3,402,298)	(3,520,455)
Contract maintenance charges	(1,008,825)	(1,007,996)	(4,394,505)	(4,025,326)
Increase (decrease) in net assets
from contract transactions	3,105,828	(1,530,693)	(5,372,970)	1,996,623
Net increase (decrease) in net assets	5,847,375	(899,871)	(2,770,650)	11,673,508

Net assets:
Beginning of the period	14,438,447	15,338,318	71,712,502	60,038,994
End of the period	$ 20,285,822	$ 14,438,447	$ 68,941,852	$ 71,712,502

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS High Yield		Munder Net50
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 117,391	$ 179,867	$ (123,899)	$ (112,324)
Net realized capital gains (losses)
on investments	(100,206)	15,283	1,705,922	879,864
Net change in unrealized appreciation/
depreciation of investments	40,744	(10,440)	295,679	(880,370)
Increase (decrease) in net assets
from operations	57,929	184,710	1,877,702	(112,830)

Contract transactions
Net contract purchase payments	2,073,293	809,293	1,821,748	1,395,604
Transfer payments from (to) other
subaccounts or general account	(2,829,517)	51,741	1,406,981	(1,775,174)
Contract terminations, withdrawals,
and other deductions	(91,921)	(63,727)	(599,661)	(583,041)
Contract maintenance charges	(170,881)	(115,256)	(1,084,255)	(1,018,452)
Increase (decrease) in net assets
from contract transactions	(1,019,026)	682,051	1,544,813	(1,981,063)
Net increase (decrease) in net assets	(961,097)	866,761	3,422,515	(2,093,893)

Net assets:
Beginning of the period	2,297,300	1,430,539	12,172,185	14,266.078
End of the period	$ 1,336,203	$ 2,297,300	$ 15,594,700	$ 12,172,185

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	PIMCO Total Return		Legg Mason Partners All Cap
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 199,356	$ 343,658	$ 199,069	$ 49,803
Net realized capital gains (losses)
on investments	359,931	(13,968)	3,310,168	7,506,947
Net change in unrealized appreciation/
depreciation of investments	449,229	60,663	(3,348,299)	(200,582)
Increase (decrease) in net assets
from operations	1,008,516	390,353	160,938	7,356,168

Contract transactions
Net contract purchase payments	3,328,951	1,170,881	4,030,008	4,501,426
Transfer payments from (to) other
subaccounts or general account	2,435	(1,674,574)	(2,036,228)	(3,760,040)
Contract terminations, withdrawals,
and other deductions	(730,457)	(768,516)	(2,314,616)	(2,258,609)
Contract maintenance charges	(886,629)	(935,651)	(3,359,021)	(3,451,818)
Increase (decrease) in net assets
from contract transactions	1,714,300	(2,207,860)	(3,679,857)	(4,969,041)
Net increase (decrease) in net assets	2,722,816	(1,817,507)	(3,518,919)	2,387,127

Net assets:
Beginning of the period	10,849,149	12,666,656	47,616,609	45,229,482
End of the period	$ 13,571,965	$ 10,849,149	$ 44,097,690	$ 47,616,609

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price Equity Income		T. Rowe Price Small Cap
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 393,100	$ 211,584	$ (206,182)	$ (222,059)
Net realized capital gains (losses)
on investments	3,308,308	2,583,678	2,155,920	2,715,278
Net change in unrealized appreciation/
depreciation of investments	(3,031,427)	1,035,479	(236,164)	(1,650,970)
Increase (decrease) in net assets
from operations	669,981	3,830,741	1,713,574	842,249

Contract transactions
Net contract purchase payments	2,946,962	2,694,197	2,563,431	1,085,664
Transfer payments from (to) other
subaccounts or general account	521,931	4,542,098	(85,936)	(9,724,718)
Contract terminations, withdrawals,
and other deductions	(1,540,150)	(1,264,415)	(1,388,265)	(1,234,661)
Contract maintenance charges	(1,758,033)	(1,391,210)	(1,544,166)	(1,721,264)
Increase (decrease) in net assets
from contract transactions	170,710	4,580,670	(454,936)	(11,594,979)
Net increase (decrease) in net assets	840,691	8,411,411	1,258,638	(10,752,730)

Net assets:
Beginning of the period	28,963,302	20,551,891	21,921,541	32,674,271
End of the period	$ 29,803,993	$ 28,963,302	$ 23,180,179	$ 21,921,541

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Templeton Transamerica Global		Third Avenue Value
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 1,897,216	$ 1,024,313	$ 4,159,367	$ (108,426)
Net realized capital gains (losses)
on investments	353,804	(4,778,836)	25,329,779	10,787,669
Net change in unrealized appreciation/
depreciation of investments	37,063,596	47,229,925	(28,785,637)	6,786,272
Increase (decrease) in net assets
from operations	39,314,616	43,475,402	703,509	17,465,515

Contract transactions
Net contract purchase payments	28,796,215	29,216,802	8,947,313	15,141,000
Transfer payments from (to) other
subaccounts or general account	(7,117,588)	(12,264,370)	(5,708,582)	1,225,615
Contract terminations, withdrawals,
and other deductions	(15,915,952)	(14,285,538)	(6,651,083)	(6,088,487)
Contract maintenance charges	(20,591,918)	(20,572,811)	(7,894,808)	(7,383,386)
Increase (decrease) in net assets
from contract transactions	(14,829,243)	(17,905,917)	(11,307,160)	2,894,742
Net increase (decrease) in net assets	24,485,373	25,569,485	(10,603,651)	20,360,257

Net assets:
Beginning of the period	282,192,209	256,622,724	134,550,407	114,190,150
End of the period	$ 306,677,582	$ 282,192,209	$ 123,946,756	$ 134,550,407

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Balanced		Transamerica Convertible Securities
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 13,441	$ 5,016	$ 32,313	$ 20,270
Net realized capital gains (losses)
on investments	162,158	210,912	434,581	89,444
Net change in unrealized appreciation/
depreciation of investments	507,547	151,036	13,115	104,994
Increase (decrease) in net assets
from operations	683,146	366,964	480,009	214,708

Contract transactions
Net contract purchase payments	1,073,586	657,124	1,390,813	496,265
Transfer payments from (to) other
subaccounts or general account	514,637	649,432	235,493	25,531
Contract terminations, withdrawals,
and other deductions	(273,544)	(263,933)	(94,353)	(142,938)
Contract maintenance charges	(422,655)	(391,446)	(216,649)	(226,080)
Increase (decrease) in net assets
from contract transactions	892,024	651,177	1,315,304	152,778
Net increase (decrease) in net assets	1,575,170	1,018,141	1,795,313	367,486

Net assets:
Beginning of the period	5,142,053	4,123,912	2,910,028	2,542,542
End of the period	$ 6,717,223	$ 5,142,053	$ 4,705,341	$ 2,910,028

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Equity		Transamerica Growth Opportunities
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ (8,533,841)	$ (3,650,425)	$ (525,370)	$ (393,488)
Net realized capital gains (losses)
on investments	49,307,298	463,198	4,343,036	2,113,324
Net change in unrealized appreciation/
depreciation of investments	97,518,672	38,313,856	8,015,033	506,103
Increase (decrease) in net assets
from operations	138,292,129	35,126,629	11,832,699	2,225,939

Contract transactions
Net contract purchase payments	81,314,312	45,872,577	10,230,614	7,982,615
Transfer payments from (to) other
subaccounts or general account	(41,804,393)	637,153,963	(2,359,509)	(1,363,326)
Contract terminations, withdrawals,
and other deductions	(54,642,782)	(22,482,168)	(2,989,052)	(3,171,457)
Contract maintenance charges	(74,045,073)	(31,943,395)	(4,308,179)	(4,555,520)
Increase (decrease) in net assets
from contract transactions	(89,177,936)	628,600,977	573,874	(1,107,688)
Net increase (decrease) in net assets	49,114,193	663,727,606	12,406,573	1,118,251

Net assets:
Beginning of the period	954,551,153	290,823,547	57,967,034	56,848,783
End of the period	$ 1,003,665,346	$ 954,551,153	$ 70,373,607	$ 57,967,034

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Money Market		Transamerica Small/MidCap Value
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 2,199,996	$ 1,890,724	$ 24,025	$ 8,998
Net realized capital gains (losses)
on investments	(17)	-	1,847,801	785,782
Net change in unrealized appreciation/
depreciation of investments	-	-	1,230,226	372,142
Increase (decrease) in net assets
from operations	2,199,979	1,890,724	3,102,052	1,166,922

Contract transactions
Net contract purchase payments	16,175,478	11,827,776	8,579,930	5,619,248
Transfer payments from (to) other
subaccounts or general account	4,991,135	2,688,816	2,714,815	924,977
Contract terminations, withdrawals,
and other deductions	(7,811,003)	(6,557,733)	(369,629)	(466,322)
Contract maintenance charges	(5,713,871)	(5,636,297)	(1,410,431)	(760,999)
Increase (decrease) in net assets
from contract transactions	7,641,739	2,322,562	9,514,685	5,316,904
Net increase (decrease) in net assets	9,841,718	4,213,286	12,616,737	6,483,826

Net assets:
Beginning of the period	50,440,206	46,226,920	11,194,015	4,710,189
End of the period	$ 60,281,924	$ 50,440,206	$ 23,810,752	$ 11,194,015

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica U.S. Government Securities		Transamerica Value Balanced
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ 31,585	$ 21,415	$ 2,558,198	$ 2,503,842
Net realized capital gains (losses)
on investments	(10,718)	(21,335)	3,956,229	6,437,631
Net change in unrealized appreciation/
depreciation of investments	29,595	9,792	2,273,248	11,222,945
Increase (decrease) in net assets
from operations	50,462	9,872	8,787,675	20,164,418

Contract transactions
Net contract purchase payments	636,871	113,171	10,442,659	13,019,862
Transfer payments from (to) other
subaccounts or general account	235,240	(40,574)	(3,805,461)	(6,143,451)
Contract terminations, withdrawals,
and other deductions	(124,111)	(198,383)	(7,962,858)	(8,506,360)
Contract maintenance charges	(84,082)	(84,836)	(11,188,844)	(11,614,243)
Increase (decrease) in net assets
from contract transactions	663,918	(210,622)	(12,514,504)	(13,244,192)
Net increase (decrease) in net assets	714,380	(200,750)	(3,726,829)	6,920,226

Net assets:
Beginning of the period	662,140	862,890	155,972,878	149,052,652
End of the period	$ 1,376,520	$ 662,140	$ 152,246,049	$ 155,972,878

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Van Kampen Mid-Cap Growth		ProFund VP Bull
	Subaccount		Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$ (3,051,748)	$ (2,791,746)	$ (29,310)	$ (1,546)
Net realized capital gains (losses)
on investments	(722,021)	(8,314,174)	(257,888)	62,798
Net change in unrealized appreciation/
depreciation of investments	68,424,772	37,381,675	28,489	(42,511)
Increase (decrease) in net assets
from operations	64,651,003	26,275,755	(258,709)	18,741

Contract transactions
Net contract purchase payments	33,158,062	35,133,583	4,220,565	1,565,844
Transfer payments from (to) other
subaccounts or general account	(7,217,725)	(21,375,087)	(10,852,649)	6,878,303
Contract terminations, withdrawals,
and other deductions	(18,279,999)	(17,646,019)	(145,578)	(3,403)
Contract maintenance charges	(24,309,549)	(25,068,709)	(228,764)	(21,786)
Increase (decrease) in net assets
from contract transactions	(16,649,211)	(28,956,232)	(7,006,426)	8,418,958
Net increase (decrease) in net assets	48,001,792	(2,680,477)	(7,265,135)	8,437,699

Net assets:
Beginning of the period	310,555,164	313,235,641	8,437,699	-
End of the period	$ 358,556,956	$ 310,555,164	$ 1,172,564	$ 8,437,699

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Money Market		ProFund VP NASDAQ-100
	Subaccount		Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$ 140,465	$ 35,309	$ (54,442)	$ (3,506)
Net realized capital gains (losses)
on investments	-	-	63,974	35,520
Net change in unrealized appreciation/
depreciation of investments	-	-	(91,622)	(15,502)
Increase (decrease) in net assets
from operations	140,465	35,309	(82,090)	16,512

Contract transactions
Net contract purchase payments	4,564,705	317,348	8,451,277	521,593
Transfer payments from (to) other
subaccounts or general account	21,203,542	1,282,544	3,976,956	411,827
Contract terminations, withdrawals,
and other deductions	(550,441)	(93,163)	(191,707)	(3,453)
Contract maintenance charges	(312,098)	(74,052)	(329,586)	(22,006)
Increase (decrease) in net assets
from contract transactions	24,905,708	1,432,677	11,906,940	907,961
Net increase (decrease) in net assets	25,046,173	1,467,986	11,824,850	924,473

Net assets:
Beginning of the period	1,467,986	-	924,473	-
End of the period	$ 26,514,159	$ 1,467,986	$ 12,749,323	$ 924,473

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Short Small-Cap		ProFund VP Small-Cap
	Subaccount		Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$ 244,235	$ (9,566)	$ (24,133)	$ (21,919)
Net realized capital gains (losses)
on investments	(1,074,677)	(618,914)	(891,222)	477,452
Net change in unrealized appreciation/
depreciation of investments	(15,888)	1,562	(20,283)	7,970
Increase (decrease) in net assets
from operations	(846,330)	(626,918)	(935,638)	463,503

Contract transactions
Net contract purchase payments	1,656,055	378,696	1,133,702	-
Transfer payments from (to) other
subaccounts or general account	868,713	531,227	(1,514,608)	3,141,059
Contract terminations, withdrawals,
and other deductions	(220,931)	(45,736)	(162,214)	(72,977)
Contract maintenance charges	(208,877)	(74,726)	(183,528)	(121,287)
Increase (decrease) in net assets
from contract transactions	2,094,960	789,461	(726,648)	2,946,795
Net increase (decrease) in net assets	1,248,630	162,543	(1,662,286)	3,410,298

Net assets:
Beginning of the period	162,543	-	3,410,298	-
End of the period	$ 1,411,173	$ 162,543	$ 1,748,012	$ 3,410,298

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Contrafund®		Fidelity VIP Equity-Income
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ (39,462)	$ 21,753	$ 91,384	$ 262,666
Net realized capital gains (losses)
on investments	7,340,283	3,071,627	1,858,082	1,796,402
Net change in unrealized appreciation/
depreciation of investments	(3,538,425)	(742,450)	(1,827,880)	56,673
Increase (decrease) in net assets
from operations	3,762,396	2,350,930	121,586	2,115,741

Contract transactions
Net contract purchase payments	1,527,899	2,107,264	241,396	1,398,105
Transfer payments from (to) other
subaccounts or general account	(838,156)	159,493	(544,832)	1,713,424
Contract terminations, withdrawals,
and other deductions	(1,196,685)	(1,439,871)	(743,061)	(637,863)
Contract maintenance charges	(1,359,119)	(1,425,496)	(863,987)	(794,159)
Increase (decrease) in net assets
from contract transactions	(1,866,061)	(598,610)	(1,910,484)	1,679,507
Net increase (decrease) in net assets	1,896,335	1,752,320	(1,788,898)	3,795,248

Net assets:
Beginning of the period	24,195,515	22,443,195	15,203,106	11,407,858
End of the period	$ 26,091,850	$ 24,195,515	$ 13,414,208	$ 15,203,106

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Growth Opportunities		Fidelity VIP Index 500
	Subaccount		Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$ (44,754)	$ (14,441)	$ 143,359	$ 15,440
Net realized capital gains (losses)
on investments	390,535	140,470	210,055	50,061
Net change in unrealized appreciation/
depreciation of investments	535,763	(1,851)	(143,848)	385,117
Increase (decrease) in net assets
from operations	881,544	124,178	209,566	450,618

Contract transactions
Net contract purchase payments	1,318,595	477,058	1,978,623	1,845,319
Transfer payments from (to) other
subaccounts or general account	1,456,240	(55,156)	489,254	644,246
Contract terminations, withdrawals,
and other deductions	(239,908)	(194,190)	(311,258)	(67,314)
Contract maintenance charges	(352,921)	(270,579)	(577,399)	(413,676)
Increase (decrease) in net assets
from contract transactions	2,182,006	(42,867)	1,579,220	2,008,575
Net increase (decrease) in net assets	3,063,550	81,311	1,788,786	2,459,193

Net assets:
Beginning of the period	3,811,402	3,730,091	4,682,372	2,223,179
End of the period	$ 6,874,952	$ 3,811,402	$ 6,471,158	$ 4,682,372

See accompanying notes.

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies

Organization

The WRL Series Life Account (the "Life Account") was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as ameneded. The Life Account encompasses the following tax-deferred variable annuity Contracts (the "Contracts") issued by WRL:

Class A:

WRL Freedom Freedom Builder

WRL Freedom Elite

WRL Freedom Equity Protector

WRL Freedom Wealth Protector

WRL Freedom Elite Builder

WRL Freedom Elite Advisor

Class B:

WRL Freedom Xcelerator

The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the "Portfolio") of a fund. The Life Account contains forty-two funds (collectively referred to as the "Series Funds"). Each is registered as an open-ended management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:
AEGON/Transamerica Series Trust:
JPMorgan Core Bond
Asset Allocation - Conservative
Asset Allocation - Growth
Asset Allocation - Moderate Growth
Asset Allocation - Moderate
International Moderate Growth
MFS International Equity
Capital Guardian US Equity
Capital Guardian Value
Clarion Global Real Estate Securities
Federated Market Opportunity
Transamerica Science & Technology
JPMorgan Mid Cap Value
JPMorgan Enhanced Index
Marsico Growth
BlackRock Large Cap Value
MFS High Yield
Munder Net50
PIMCO Total Return
Legg Mason Partners All Cap
T. Rowe Price Equity Income
T. Rowe Price Small Cap
Templeton Transamerica Global
Third Avenue Value
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Equity

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies (continued)
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Small/MidCap Value
Transamerica U.S. Government Securities
Transamerica Value Balanced
Van Kampen Mid-Cap Growth
Life Account classes A, B and C invest in AEGON Transamerica Series Trust initial class shares.
Variable Insurance Products Fund-Service Class 2:
Fidelity VIP Contrafund®
Fidelity VIP Equity-Income
Fidelity VIP Growth Opportunities
Fidelity VIP Index 500
Profunds
ProFund VP Bull
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
MFS High Yield	May 1, 2003
Transamerica Small/Mid Cap Value	May 1, 2004
Fidelity VIP Index 500 Portfolio	May 1, 2004
International Moderate Growth	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP Money Market	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Small-Cap	June 12, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2007:
Portfolio	Formerly
JPMorgan Core Bond	AEGON Bond
Federated Market Opportunity	Federated Growth & Income
JPMorgan Mid Cap Value	J.P. Morgan Mid-Cap Value
JPMorgan Enhanced Index	JP Morgan Enhanced Index
ProFund VP NASDAQ-100	ProFund VP OTC

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

2.	Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:
		Purchases	Sales
	AEGON/Transamerica Series Fund, Inc.:

	JPMorgan Core Bond	$ 6,939,941	$ 5,814,140
	Asset Allocation - Conservative	13,367,639	9,569,850
	Asset Allocation - Growth	82,084,718	18,729,726
	Asset Allocation - Moderate Growth	63,573,288	17,411,897
	Asset Allocation - Moderate	20,596,772	9,582,705
	International Moderate Growth	7,261,087	868,670
	MFS International Equity	28,322,029	15,943,690
	Capital Guardian US Equity	327,919	212,820
	Capital Guardian Value	1,543,448	2,100,151
	Clarion Global Real Estate Securities	33,721,998	35,205,481
	Federated Market Opportunity	9,084,503	21,271,020
	Transamerica Science & Technology	12,798,670	3,280,621
	JPMorgan Mid Cap Value	1,367,167	4,223,557
	JPMorgan Enhanced Index	1,118,570	517,612
	Marsico Growth	5,260,651	2,138,449
	BlackRock Large Cap Value	13,914,662	11,265,925
	MFS High Yield	5,023,621	5,925,175
	Munder Net50	6,771,181	5,001,439
	PIMCO Total Return	14,209,438	12,294,933
	Legg Mason Partners All Cap	5,304,441	6,278,773
	T. Rowe Price Equity Income	11,186,596	7,804,406
	T. Rowe Price Small Cap	6,191,376	4,589,135
	Templeton Transamerica Global	13,995,097	26,925,633
	Third Avenue Value	35,311,456	23,099,792
	Transamerica Balanced	1,750,338	822,023
	Transamerica Convertible Securities	3,034,461	1,364,513
	Transamerica Equity	47,692,439	106,322,096

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

2.	Investments (continued)
		Purchases	Sales

	Transamerica Growth Opportunities	$ 11,943,424	$ 7,319,248
	Transamerica Money Market	53,157,736	43,319,843
	Transamerica Small/MidCap Value	13,059,608	1,926,711
	Transamerica U.S. Government Securities	1,382,863	687,360
	Transamerica Value Balanced	7,231,325	14,746,767
	Van Kampen Mid-Cap Growth	5,750,956	25,486,455
	Profunds
	ProFund VP Bull	36,909,855	43,925,594
	ProFund VP Money Market	90,389,635	65,343,929
	ProFund VP NASDAQ-100	35,914,784	24,068,346
	ProFund VP Short Small-Cap	70,011,320	67,672,868
	ProFund VP Small-Cap	68,475,145	69,046,423
	Variable Insurance Products Fund (VIP) - Service Class 2:
	Fidelity VIP Contrafund®	8,009,040	3,583,668
	Fidelity VIP Equity-Income	3,137,023	3,813,443
	Fidelity VIP Growth Opportunities	3,539,777	1,383,528
	Fidelity VIP Index 500	3,066,223	1,343,643

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding HB		IF	II	IH	IG
	652	680	683	682	681
A summary of changes in equivalent accumulation units outstanding follows: TB		UF	UI	UH	UG
	FB	FU	FX	FW	FV

	JPMorgan Core Bond	Asset Allocation - Conservative	Asset Allocation - Growth	Asset Allocation - Moderate Growth	Asset Allocation - Moderate
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	1,616,926	1,894,040	13,233,464	16,902,523	5,643,157
Units purchased	489,446	751,361	8,801,934	9,221,661	2,751,668
Units redeemed and
transferred	(611,110)	(785,759)	(4,129,984)	(5,151,832)	(1,931,934)
Units outstanding at
December 31, 2006	1,495,262	1,859,642	17,905,414	20,972,352	6,462,891
Units purchased	1,581,519	1,997,160	16,000,668	16,353,405	5,135,777
Units redeemed and
transferred	(1,574,246)	(1,834,556)	(13,110,457)	(14,231,998)	(4,694,883)
Units outstanding at
December 31, 2007	1,502,535	2,022,246	20,795,625	23,093,759	6,903,785

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding JT		HM	JC	IS	HP
	752	631			628
A summary of changes in equivalent accumulation units outstanding follows: VT				US	TP
	GT			GD	FM

	International Moderate Growth	MFS International Equity	Capital Guardian US Equity	Capital Guardian Value	Clarion Global Real Estate Securities
	Subaccount (1)	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	-	3,355,533	123,344	221,067	2,346,482
Units purchased	283,124	2,569,006	30,090	183,243	1,518,607
Units redeemed and
transferred	(83,904)	(1,379,405)	(28,093)	(74,485)	(772,172)
Units outstanding at
December 31, 2006	199,220	4,545,134	125,341	329,825	3,092,917
Units purchased	1,039,286	5,493,346	19,152	113,866	3,418,883
Units redeemed and
transferred	(459,277)	(5,518,137)	(21,720)	(170,503)	(3,870,973)
Units outstanding at
December 31, 2007	779,229	4,520,343	122,773	273,188	2,640,827

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding HI		HZ	HW	IY	HQ
	643	622	616	0	610
A summary of changes in equivalent accumulation units outstanding follows: TI		TZ	TW	UY	TQ
	FI	FT		GG	FN

	Federated Market Opportunity	Transamerica Science & Technology	JPMorgan Mid Cap Value	JPMorgan Enhanced Index	Marsico Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	3,758,586	2,830,782	1,489,231	109,037	1,584,536
Units purchased	940,857	485,219	17,693	41,724	487,947
Units redeemed and
transferred	(1,227,024)	(800,589)	(434,479)	(26,330)	(650,090)
Units outstanding at
December 31, 2006	3,472,419	2,515,412	1,072,445	124,431	1,422,393
Units purchased	2,919,178	707,767	715,248	92,694	1,529,607
Units redeemed and
transferred	(3,366,281)	994,358	(934,513)	(54,466)	(1,284,441)
Units outstanding at
December 31, 2007	3,025,316	4,217,537	853,180	162,659	1,667,559

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding HL		JA	HR	IJ	HU
	635		611	684	614
A summary of changes in equivalent accumulation units outstanding follows: TL		VA	TR	UJ	TU
	FK	GH	FO	FY	FR

	BlackRock Large Cap Value	MFS High Yield	Munder Net50	PIMCO Total Return	Legg Mason Partners All Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	2,618,758	120,203	1,441,506	1,100,536	3,199,406
Units purchased	912,645	193,198	589,522	674,489	697,467
Units redeemed and
transferred	(820,196)	(136,651)	(795,875)	(862,026)	(1,028,030)
Units outstanding at
December 31, 2006	2,711,207	176,750	1,235,153	912,999	2,868,843
Units purchased	2,743,268	414,513	1,755,350	2,083,958	2,280,925
Units redeemed and
transferred	(2,923,739)	(489,155)	(1,629,742)	(1,936,591)	(2,492,784)
Units outstanding at
December 31, 2007	2,530,736	102,108	1,360,761	1,060,366	2,656,984

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding HS		HT	HD	HO	IK
	612	613	648	629	685
A summary of changes in equivalent accumulation units outstanding follows: TS		TT	TD	TO	UK
	FP	FQ	GJ	FL	FZ

	T. Rowe Price Equity Income	T. Rowe Price Small Cap	Templeton Transamerica Global	Third Avenue Value	Transamerica Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	1,821,470	2,719,220	10,257,628	4,469,405	328,735
Units purchased	921,481	979,284	1,718,803	1,645,081	172,566
Units redeemed and
transferred	(567,988)	(1,922,065)	(2,365,313)	(1,494,184)	(122,081)
Units outstanding at
December 31, 2006	2,174,963	1,776,439	9,611,118	4,620,302	379,220
Units purchased	2,503,795	1,722,378	10,411,900	4,357,428	450,269
Units redeemed and
transferred	(2,496,356)	(1,771,218)	(10,828,543)	(4,695,968)	(389,374)
Units outstanding at
December 31, 2007	2,182,402	1,727,599	9,194,475	4,281,762	440,115

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding IL		IM	IO	HA	IT
	686	687	688	651
A summary of changes in equivalent accumulation units outstanding follows: UL		UM	UO	TA	UT
	GA	GB	GC	FA	GE

	Transamerica Convertible Securities	Transamerica Equity	Transamerica Growth Opportunities	Transamerica Money Market	Transamerica Small/MidCap Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2006	194,922	19,781,930	4,146,742	2,433,155	365,422
Units purchased	185,687	47,273,875	1,474,760	3,645,016	664,035
Units redeemed and
transferred	(176,915)	(6,800,780)	(1,563,169)	(3,513,826)	(287,468)
Units outstanding at
December 31, 2006	203,694	60,255,025	4,058,333	2,564,345	741,989
Units purchased	336,239	58,374,762	4,086,336	6,468,906	940,173
Units redeemed and
transferred	(260,256)	(63,646,865)	(4,107,033)	(5,999,335)	(405,274)
Units outstanding at
December 31, 2007	279,677	54,982,922	4,037,636	3,033,916	1,276,888

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding IU		HJ	HF	JU	JY
		642	646	773	777
A summary of changes in equivalent accumulation units outstanding follows: UU		TJ	TF	VU	VY
	GF	FJ	GK	GU	GY

	Transamerica U.S. Government Securities	Transamerica Value Balanced	Van Kampen Mid-Cap Growth	ProFund VP Bull	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount (1)
Units outstanding at
January 1, 2006	78,026	6,898,186	8,766,841	-	-
Units purchased	48,939	950,602	1,518,373	1,205,279	3,228,678
Units redeemed and
transferred	(68,406)	(1,524,200)	(2,287,791)	(468,565)	(3,084,493)
Units outstanding at
December 31, 2006	58,559	6,324,588	7,997,423	736,714	144,185
Units purchased	136,808	5,859,252	8,281,549	3,735,673	10,320,616
Units redeemed and
transferred	(78,039)	(6,339,822)	(8,630,693)	(4,372,638)	(7,933,653)
Units outstanding at
December 31, 2007	117,328	5,844,018	7,648,279	99,749	2,531,148

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding JV		JX	JW	XB	XC
	774	776	775	624	625
A summary of changes in equivalent accumulation units outstanding follows: VV		VX	VW
	GL	GX	GW

	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income
	Subaccount (1)	Subaccount (1)	Subaccount (1)	Subaccount	Subaccount
Units outstanding at
January 1, 2006	-	-	-	1,835,666	905,391
Units purchased	640,243	2,512,744	2,719,436	668,658	382,794
Units redeemed and
transferred	(559,372)	(2,494,294)	(2,416,178)	(712,415)	(273,056)
Units outstanding at
December 31, 2006	80,871	18,450	303,258	1,791,909	1,015,129
Units purchased	3,444,853	10,462,230	7,653,547	1,550,611	940,672
Units redeemed and
transferred	(2,569,679)	(10,326,065)	(7,796,442)	(1,680,296)	(1,063,370)
Units outstanding at
December 31, 2007	956,045	154,615	160,363	1,662,224	892,431

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding XA		JP
	623
A summary of changes in equivalent accumulation units outstanding follows:		VP
		GI

	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500
	Subaccount	Subaccount
Units outstanding at
January 1, 2006	455,162	187,457
Units purchased	166,367	323,618
Units redeemed and
transferred	(175,121)	(166,940)
Units outstanding at
December 31, 2006	446,408	344,135
Units purchased	819,592	277,005
Units redeemed and
transferred	(604,918)	(163,383)
Units outstanding at
December 31, 2007	661,082	457,757

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

JPMorgan Core Bond
	12/31/2007	1,502,535	$10.77	to	$33.47	$ 47,127,749	5.18%	0.00%	to	0.90%	6.94%	to	5.98%
	12/31/2006	1,495,262	10.07	to	31.58	45,300,971	5.23	0.00	to	0.90	0.69	to	2.99
	12/31/2005	1,616,926	10.64	to	30.66	48,334,703	5.24	0.75	to	0.90	1.53	to	1.39
	12/31/2004	1,703,657	10.48	to	30.24	51,050,290	6.75	0.75	to	0.90	3.75	to	3.59
	12/31/2003	1,881,315	10.10	to	29.19	54,870,991	4.46	0.75	to	0.90	1.00	to	3.35
Asset Allocation - Conservative
	12/31/2007	2,022,246	10.86	to	14.27	28,741,879	3.22	0.00	to	0.90	6.38	to	5.43
	12/31/2006	1,859,642	10.21	to	13.53	25,092,450	3.28	0.00	to	0.90	2.12	to	8.47
	12/31/2005	1,894,040	11.81	to	12.48	23,572,436	2.78	0.75	to	0.90	4.40	to	4.25
	12/31/2004	1,545,736	11.31	to	11.97	18,488,088	0.34	0.75	to	0.90	8.89	to	8.73
	12/31/2003	1,008,444	10.39	to	11.01	11,098,258	0.13	0.75	to	0.90	3.88	to	21.82
Asset Allocation - Growth
	12/31/2007	20,795,625	11.25	to	16.22	337,873,349	2.30	0.00	to	0.90	7.76	to	6.79
	12/31/2006	17,905,414	10.44	to	15.19	272,418,228	0.96	0.00	to	0.90	4.36	to	14.59
	12/31/2005	13,233,464	13.36	to	13.25	175,590,028	0.49	0.75	to	0.90	11.40	to	11.24
	12/31/2004	9,183,811	11.99	to	11.91	109,457,913	0.09	0.75	to	0.90	13.33	to	13.16
	12/31/2003	4,004,475	10.58	to	10.53	42,156,566	0.16	0.75	to	0.90	5.83	to	29.63
Asset Allocation - Moderate Growth
	12/31/2007	23,093,759	11.16	to	15.77	363,338,011	2.40	0.00	to	0.90	7.81	to	6.84
	12/31/2006	20,972,352	10.35	to	14.76	308,893,207	1.64	0.00	to	0.90	3.55	to	12.82
	12/31/2005	16,902,523	12.91	to	13.08	220,729,099	1.18	0.75	to	0.90	9.09	to	8.93
	12/31/2004	11,678,509	11.84	to	12.01	140,127,540	0.20	0.75	to	0.90	12.69	to	12.53
	12/31/2003	6,173,245	10.50	to	10.67	65,890,483	0.15	0.75	to	0.90	5.02	to	26.03

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Asset Allocation - Moderate
	12/31/2007	6,903,785	11.12	to	15.06	103,347,293	3.01	0.00	to	0.90	7.96	to	6.99
	12/31/2006	6,462,891	10.30	to	14.08	90,505,789	2.68	0.00	to	0.90	3.01	to	10.49
	12/31/2005	5,643,157	12.30	to	12.74	71,608,709	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004	4,444,247	11.54	to	11.96	53,053,473	0.27	0.75	to	0.90	10.56	to	10.40
	12/31/2003	3,023,154	10.43	to	10.84	32,761,809	0.11	0.75	to	0.90	4.34	to	23.75
International Moderate Growth
	12/31/2007	779,229	11.42	to	11.17	8,709,877	1.27	0.00	to	0.90	8.69	to	7.72
	12/31/2006 (1)	199,220	10.50	to	10.37	2,065,761	0.00	0.00	to	0.90	5.04	to	3.67
MFS International Equity
	12/31/2007	4,520,343	15.30	to	15.30	69,174,582	0.96	0.90	to	0.90	8.17	to	8.17
	12/31/2006	4,545,134	14.15	to	14.15	64,298,334	1.45	0.90	to	0.90	21.97	to	21.97
	12/31/2005	3,355,533	11.60	to	11.60	38,917,877	0.78	0.90	to	0.90	11.86	to	11.86
	12/31/2004	3,118,682	10.37	to	10.37	32,335,564	0.00	0.90	to	0.90	13.32	to	13.32
	12/31/2003	2,848,831	9.15	to	9.15	26,065,025	0.00	0.90	to	0.90	24.17	to	24.17
Capital Guardian US Equity
	12/31/2007	122,773	13.46	to	13.46	1,652,054	0.72	0.90	to	0.90	(1.05)	to	(1.05)
	12/31/2006	125,341	13.60	to	13.60	1,704,480	0.54	0.90	to	0.90	9.13	to	9.13
	12/31/2005	123,344	12.46	to	12.46	1,537,037	0.56	0.90	to	0.90	5.36	to	5.36
	12/31/2004	117,501	11.83	to	11.83	1,389,717	0.29	0.90	to	0.90	8.79	to	8.79
	12/31/2003	102,982	10.87	to	10.87	1,119,621	0.13	0.90	to	0.90	35.28	to	35.28
Capital Guardian Value
	12/31/2007	273,188	$9.64	to	$13.97	$ 3,833,240	1.05%	0.00%	to	0.90%	(6.28)%	to	(7.12)%
	12/31/2006	329,825	10.29	to	15.04	4,985,463	1.36	0.00	to	0.90	2.86	to	15.46
	12/31/2005	221,066	13.38	to	13.03	2,885,186	0.99	0.75	to	0.90	6.91	to	6.75
	12/31/2004	185,493	12.52	to	12.20	2,265,839	1.07	0.75	to	0.90	15.83	to	15.66
	12/31/2003	107,771	10.81	to	10.55	1,137,821	0.71	0.75	to	0.90	8.06	to	33.38

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Clarion Global Real Estate Securities
	12/31/2007	2,640,827	10.07	to	30.40	78,152,720	6.51	0.00	to	0.90	(6.70)	to	(7.54)
	12/31/2006	3,092,917	10.80	to	32.88	99,559,341	1.41	0.00	to	0.90	7.96	to	41.01
	12/31/2005	2,346,482	16.20	to	23.32	54,171,885	1.67	0.75	to	0.90	12.63	to	12.46
	12/31/2004	2,253,014	14.38	to	20.74	46,575,701	2.15	0.75	to	0.90	31.87	to	31.67
	12/31/2003	1,880,937	10.91	to	15.75	29,605,609	2.33	0.75	to	0.90	9.06	to	34.53
Federated Market Opportunity
	12/31/2007	3,025,316	10.09	to	32.50	90,239,892	3.71	0.00	to	0.90	(0.48)	to	(1.37)
	12/31/2006	3,472,419	10.14	to	32.96	107,177,707	1.66	0.00	to	0.90	1.38	to	1.84
	12/31/2005	3,758,586	12.15	to	32.36	116,589,152	2.27	0.75	to	0.90	4.18	to	4.03
	12/31/2004	3,738,868	11.67	to	31.11	115,142,865	2.74	0.75	to	0.90	8.39	to	8.23
	12/31/2003	3,561,620	10.76	to	28.74	102,294,129	4.27	0.75	to	0.90	7.62	to	25.71
Transamerica Science & Technology
	12/31/2007	4,217,537	13.68	to	5.48	23,965,610	0.00	0.00	to	0.90	32.75	to	31.56
	12/31/2006	2,515,412	10.31	to	4.17	10,615,667	0.00	0.00	to	0.90	3.07	to	0.11
	12/31/2005	2,830,782	11.25	to	4.16	11,885,836	0.42	0.75	to	0.90	1.30	to	1.15
	12/31/2004	3,284,550	11.10	to	4.11	13,578,433	0.00	0.75	to	0.90	7.25	to	7.10
	12/31/2003	3,737,230	10.35	to	3.84	14,371,762	0.00	0.75	to	0.90	3.53	to	49.61
JPMorgan Mid Cap Value
	12/31/2007	853,180	14.82	to	17.71	15,098,211	0.97	0.75	to	0.90	2.06	to	1.91
	12/31/2006	1,072,445	14.52	to	17.38	18,616,424	0.80	0.75	to	0.90	16.37	to	16.20
	12/31/2005	1,489,231	12.48	to	14.96	22,237,578	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004	1,335,977	11.52	to	13.83	18,459,737	0.04	0.75	to	0.90	0.00	to	13.56
	12/31/2003	1,250,497	12.18	to	12.18	15,226,569	0.11	0.90	to	0.90	30.25	to	30.25
JPMorgan Enhanced Index
	12/31/2007	162,659	10.82	to	13.85	2,265,492	1.28	0.00	to	0.90	4.54	to	3.60
	12/31/2006	124,431	10.35	to	13.37	1,668,793	1.10	0.00	to	0.90	3.48	to	14.29
	12/31/2005	109,037	12.08	to	11.70	1,278,225	1.31	0.75	to	0.90	2.69	to	2.54
	12/31/2004	102,732	11.76	to	11.41	1,174,754	0.79	0.75	to	0.90	10.19	to	10.03
	12/31/2003	86,604	10.67	to	10.37	898,846	0.51	0.75	to	0.90	6.74	to	27.79

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Marsico Growth
	12/31/2007	1,667,559	$12.51	to	$12.01	$ 20,285,822	0.03%	0.00%	to	0.90%	20.40%	to	19.32%
	12/31/2006	1,422,393	10.39	to	10.06	14,438,447	0.13	0.00	to	0.90	3.92	to	4.42
	12/31/2005	1,584,536	12.12	to	9.64	15,338,318	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004	1,568,428	11.25	to	8.95	14,072,469	0.00	0.75	to	0.90	11.41	to	11.25
	12/31/2003	1,242,369	10.09	to	8.05	10,004,724	0.00	0.75	to	0.90	0.90	to	0.94
BlackRock Large Cap Value
	12/31/2007	2,530,736	10.83	to	27.70	68,941,852	0.95	0.00	to	0.90	4.64	to	3.70
	12/31/2006	2,711,207	10.35	to	26.71	71,712,502	0.50	0.00	to	0.90	3.48	to	15.88
	12/31/2005	2,618,758	14.75	to	23.05	60,038,994	0.68	0.75	to	0.90	15.08	to	14.91
	12/31/2004	2,164,254	12.82	to	20.06	43,388,925	1.03	0.75	to	0.90	17.45	to	17.28
	12/31/2003	2,231,396	10.91	to	17.10	38,151,724	0.83	0.75	to	0.90	9.13	to	28.62
MFS High Yield
	12/31/2007	102,108	10.48	to	13.28	1,336,203	5.62	0.00	to	0.90	1.85	to	0.94
	12/31/2006	176,750	10.29	to	13.16	2,297,300	11.44	0.00	to	0.90	2.93	to	9.96
	12/31/2005	120,203	11.38	to	11.97	1,430,539	6.75	0.75	to	0.90	1.05	to	0.91
	12/31/2004	30,333	11.26	to	11.86	357,424	4.56	0.75	to	0.90	8.95	to	8.81
	12/31/2003 (1)	39,961	10.34	to	10.90	434,213	0.28	0.75	to	0.90	3.40	to	8.90
Munder Net50
	12/31/2007	1,360,761	12.38	to	11.32	15,594,700	0.00	0.00	to	0.90	17.04	to	15.99
	12/31/2006	1,235,153	10.57	to	9.76	12,172,185	0.00	0.00	to	0.90	5.74	to	(0.89)
	12/31/2005	1,441,506	12.44	to	9.85	14,266,078	0.00	0.75	to	0.90	7.26	to	7.10
	12/31/2004	1,655,749	11.60	to	9.19	15,258,930	0.00	0.75	to	0.90	14.47	to	14.31
	12/31/2003	1,614,860	10.13	to	8.04	12,994,061	0.00	0.75	to	0.90	1.34	to	65.12
PIMCO Total Return
	12/31/2007	1,060,366	10.94	to	12.85	13,571,965	2.52	0.00	to	0.90	8.95	to	7.97
	12/31/2006	912,999	10.05	to	11.91	10,849,149	3.78	0.00	to	0.90	0.46	to	3.28
	12/31/2005	1,100,536	10.68	to	11.53	12,666,656	1.95	0.75	to	0.90	1.57	to	1.42
	12/31/2004	905,243	10.51	to	11.37	10,272,817	1.54	0.75	to	0.90	3.71	to	3.56
	12/31/2003	839,446	10.14	to	10.98	9,211,006	1.17	0.75	to	0.90	1.35	to	3.97

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Legg Mason Partners All Cap
	12/31/2007	2,656,984	10.59	to	16.66	44,097,690	1.32	0.00	to	0.90	1.04	to	0.13
	12/31/2006	2,868,843	10.48	to	16.63	47,616,609	1.00	0.00	to	0.90	4.84	to	17.50
	12/31/2005	3,199,406	11.90	to	14.16	45,229,482	0.60	0.75	to	0.90	3.30	to	3.15
	12/31/2004	3,632,195	11.52	to	13.72	49,799,331	0.23	0.75	to	0.90	8.32	to	8.16
	12/31/2003	3,289,258	10.63	to	12.69	41,728,574	0.39	0.75	to	0.90	6.31	to	33.95
T. Rowe Price Equity Income
	12/31/2007	2,182,402	10.74	to	13.59	29,803,993	2.18	0.00	to	0.90	3.32	to	2.39
	12/31/2006	2,174,963	10.40	to	13.27	28,963,302	1.62	0.00	to	0.90	4.00	to	17.90
	12/31/2005	1,821,470	12.64	to	11.25	20,551,891	1.44	0.75	to	0.90	3.33	to	3.18
	12/31/2004	1,494,674	12.23	to	10.91	16,318,345	0.85	0.75	to	0.90	13.95	to	13.79
	12/31/2003	854,942	10.73	to	9.59	8,199,996	0.96	0.75	to	0.90	7.35	to	25.73
T. Rowe Price Small Cap
	12/31/2007	1,727,599	11.14	to	13.39	23,180,179	0.00	0.00	to	0.90	9.61	to	8.63
	12/31/2006	1,776,439	10.17	to	12.33	21,921,541	0.00	0.00	to	0.90	1.67	to	2.67
	12/31/2005	2,719,220	12.42	to	12.01	32,674,271	0.00	0.75	to	0.90	9.79	to	9.63
	12/31/2004	2,141,030	11.31	to	10.95	23,455,627	0.00	0.75	to	0.90	9.54	to	9.38
	12/31/2003	1,728,562	10.33	to	10.01	17,308,326	0.00	0.75	to	0.90	3.29	to	39.15
Templeton Transamerica Global
	12/31/2007	9,194,475	$12.01	to	$33.70	$ 306,677,582	1.54%	0.00%	to	0.90%	15.25%	to	14.21%
	12/31/2006	9,611,118	10.42	to	29.51	282,192,209	1.27	0.00	to	0.90	4.21	to	17.73
	12/31/2005	10,257,628	12.31	to	25.07	256,622,724	1.05	0.75	to	0.90	6.67	to	6.51
	12/31/2004	11,153,731	11.54	to	23.53	262,308,294	0.00	0.75	to	0.90	8.25	to	8.09
	12/31/2003	11,515,920	10.66	to	21.77	250,696,512	0.00	0.75	to	0.90	6.65	to	22.15
Third Avenue Value
	12/31/2007	4,281,762	10.52	to	29.87	123,946,756	3.90	0.00	to	0.90	1.20	to	0.29
	12/31/2006	4,620,302	10.40	to	29.78	134,550,407	0.80	0.00	to	0.90	3.99	to	15.04
	12/31/2005	4,469,405	15.33	to	25.89	114,190,150	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004	3,748,044	13.00	to	21.99	82,119,637	0.66	0.75	to	0.90	23.87	to	23.69
	12/31/2003	3,155,343	10.50	to	17.77	56,066,993	0.45	0.75	to	0.90	4.96	to	36.04

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Transamerica Balanced
	12/31/2007	440,115	11.55	to	15.28	6,717,223	1.12	0.00	to	0.90	13.61	to	12.59
	12/31/2006	379,220	10.17	to	13.58	5,142,053	1.00	0.00	to	0.90	1.66	to	8.15
	12/31/2005	328,735	12.26	to	12.55	4,123,912	1.37	0.75	to	0.90	7.16	to	7.00
	12/31/2004	320,575	11.44	to	11.73	3,758,867	1.23	0.75	to	0.90	10.32	to	10.16
	12/31/2003	281,176	10.37	to	10.65	2,993,302	0.19	0.75	to	0.90	3.72	to	12.88
Transamerica Convertible Securities
	12/31/2007	279,677	12.19	to	16.94	4,705,341	1.85	0.00	to	0.90	18.63	to	17.57
	12/31/2006	203,694	10.27	to	14.41	2,910,028	1.55	0.00	to	0.90	2.74	to	9.91
	12/31/2005	194,922	11.90	to	13.11	2,542,542	2.24	0.75	to	0.90	3.11	to	2.96
	12/31/2004	211,280	11.54	to	12.74	2,668,990	1.92	0.75	to	0.90	12.33	to	12.17
	12/31/2003	179,538	10.27	to	11.35	2,035,207	0.17	0.75	to	0.90	2.73	to	22.56
Transamerica Equity
	12/31/2007	54,982,922	11.84	to	18.26	1,003,665,346	0.02	0.00	to	0.90	16.29	to	15.24
	12/31/2006	60,255,025	10.18	to	15.85	954,551,153	0.00	0.00	to	0.90	1.84	to	7.75
	12/31/2005	19,781,930	13.94	to	14.71	290,823,547	0.36	0.75	to	0.90	15.67	to	15.50
	12/31/2004	20,350,784	12.05	to	12.73	259,098,023	0.00	0.75	to	0.90	14.94	to	14.77
	12/31/2003	945,566	10.49	to	11.09	10,488,937	0.00	0.75	to	0.90	4.88	to	30.05
Transamerica Growth Opportunities
	12/31/2007	4,037,636	12.62	to	17.41	70,373,607	0.05	0.00	to	0.90	23.09	to	21.98
	12/31/2006	4,058,333	10.25	to	14.28	57,967,034	0.23	0.00	to	0.90	2.50	to	4.16
	12/31/2005	4,146,742	14.01	to	13.71	56,848,783	0.00	0.75	to	0.90	15.36	to	15.19
	12/31/2004	4,139,106	12.14	to	11.90	49,251,986	0.00	0.75	to	0.90	15.75	to	15.58
	12/31/2003	431,388	10.49	to	10.29	4,441,137	0.00	0.75	to	0.90	4.88	to	30.04
Transamerica Money Market
	12/31/2007	3,033,916	10.58	to	20.99	60,281,924	4.86	0.00	to	0.90	5.03	to	4.09
	12/31/2006	2,564,345	10.08	to	20.17	50,440,206	4.68	0.00	to	0.90	0.78	to	3.80
	12/31/2005	2,433,155	10.24	to	19.43	46,226,920	2.88	0.75	to	0.90	2.11	to	1.96
	12/31/2004	2,386,257	10.02	to	19.05	44,846,711	0.98	0.75	to	0.90	0.25	to	0.10
	12/31/2003	3,057,560	10.00	to	19.04	58,161,963	0.81	0.75	to	0.90	(0.01)	to	(0.11)

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

Transamerica Small/MidCap Value
	12/31/2007	1,276,888	13.00	to	18.64	23,810,752	1.00	0.00	to	0.90	24.74	to	23.62
	12/31/2006	741,989	10.42	to	15.07	11,194,015	0.97	0.00	to	0.90	4.20	to	17.00
	12/31/2005	365,422	12.92	to	12.88	4,710,189	0.48	0.75	to	0.90	12.71	to	12.55
	12/31/2004 (1)	62,180	11.46	to	11.45	711,890	0.00	0.75	to	0.90	21.73	to	21.56
Transamerica U.S. Government Securities
	12/31/2007	117,328	$10.64	to	$11.91	$ 1,376,520	4.45%	0.00%	to	0.90%	6.05%	to	5.10%
	12/31/2006	58,559	10.03	to	11.34	662,140	3.52	0.00	to	0.90	0.34	to	2.35
	12/31/2005	78,026	10.50	to	11.08	862,890	3.81	0.75	to	0.90	1.47	to	1.32
	12/31/2004	51,200	10.35	to	10.93	553,600	3.64	0.75	to	0.90	2.52	to	2.37
	12/31/2003	33,527	10.09	to	10.68	356,524	2.30	0.75	to	0.90	0.93	to	2.03
Transamerica Value Balanced
	12/31/2007	5,844,018	11.01	to	26.13	152,246,049	2.54	0.00	to	0.90	6.72	to	5.76
	12/31/2006	6,324,588	10.32	to	24.71	155,972,878	2.55	0.00	to	0.90	3.20	to	14.24
	12/31/2005	6,898,186	11.97	to	21.63	149,052,652	2.60	0.75	to	0.90	5.80	to	5.64
	12/31/2004	7,584,776	11.31	to	20.47	155,232,534	1.44	0.75	to	0.90	9.14	to	8.98
	12/31/2003	3,399,763	10.36	to	18.79	63,848,278	3.12	0.75	to	0.90	3.63	to	19.09
Van Kampen Mid-Cap Growth
	12/31/2007	7,648,279	12.76	to	47.36	358,556,956	0.00	0.00	to	0.90	22.53	to	21.43
	12/31/2006	7,997,423	10.41	to	39.00	310,555,164	0.00	0.00	to	0.90	4.10	to	8.93
	12/31/2005	8,766,841	11.45	to	35.81	313,235,641	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004	9,381,782	10.73	to	33.59	314,876,463	0.00	0.75	to	0.90	6.34	to	6.18
	12/31/2003	9,928,670	10.09	to	31.64	314,045,521	0.00	0.75	to	0.90	0.90	to	27.01
ProFund VP Bull
	12/31/2007	99,749	10.67	to	11.75	1,172,564	0.21	0.00	to	0.90	3.55	to	2.62
	12/31/2006 (1)	736,714	10.31	to	11.45	8,437,699	0.07	0.00	to	0.90	3.09	to	14.52
ProFund VP Money Market
	12/31/2007	2,531,148	10.45	to	10.47	26,514,159	3.20	0.00	to	0.90	3.77	to	2.84
	12/31/2006 (1)	144,185	10.07	to	10.18	1,467,986	2.09	0.00	to	0.90	0.68	to	1.81

4. Financial Highlights (continued)

			Unit FairValue					Expense				Total Return
			Corresponding to				Investment	Ratio				Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to				Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest**				Expense Ratio***

ProFund VP NASDAQ-100
	12/31/2007	956,045	11.92	to	13.33	12,749,323	0.00	0.00	to	0.90	17.62	to	16.57
	12/31/2006 (1)	80,871	10.13	to	11.43	924,473	0.00	0.00	to	0.90	1.34	to	14.31
ProFund VP Short Small-Cap
	12/31/2007	154,615	10.26	to	9.13	1,411,173	6.97	0.00	to	0.90	4.53	to	3.59
	12/31/2006 (1)	18,450	9.82	to	8.81	162,543	0.15	0.00	to	0.90	(1.82)	to	(11.90)
ProFund VP Small-Cap
	12/31/2007	160,363	10.01	to	10.90	1,748,012	0.23	0.00	to	0.90	(2.21)	to	(3.09)
	12/31/2006 (1)	303,258	10.24	to	11.25	3,410,298	0.00	0.00	to	0.90	2.39	to	12.45
Fidelity VIP Contrafund®
	12/31/2007	1,662,224	$15.70	to	$15.70	$ 26,091,850	0.74%	0.90%	to	0.90%	16.25%	to	16.25%
	12/31/2006	1,791,909	13.50	to	13.50	24,195,515	0.98	0.90	to	0.90	10.44	to	10.44
	12/31/2005	1,835,666	12.23	to	12.23	22,443,195	0.11	0.90	to	0.90	15.61	to	15.61
	12/31/2004	1,426,128	10.58	to	10.58	15,081,938	0.19	0.90	to	0.90	14.13	to	14.13
	12/31/2003	1,131,264	9.27	to	9.27	10,482,511	0.28	0.90	to	0.90	27.05	to	27.05
Fidelity VIP Equity-Income
	12/31/2007	892,431	15.03	to	15.03	13,414,208	1.52	0.90	to	0.90	0.36	to	0.36
	12/31/2006	1,015,129	14.98	to	14.98	15,203,106	3.03	0.90	to	0.90	18.86	to	18.86
	12/31/2005	905,391	12.60	to	12.60	11,407,858	1.54	0.90	to	0.90	4.63	to	4.63
	12/31/2004	1,044,759	12.04	to	12.04	12,581,219	1.36	0.90	to	0.90	10.24	to	10.24
	12/31/2003	957,570	10.92	to	10.92	10,460,293	1.43	0.90	to	0.90	28.87	to	28.87
Fidelity VIP Growth Opportunities
	12/31/2007	661,082	10.40	to	10.40	6,874,952	0.00	0.90	to	0.90	21.80	to	21.80
	12/31/2006	446,408	8.54	to	8.54	3,811,402	0.47	0.90	to	0.90	4.18	to	4.18
	12/31/2005	455,162	8.20	to	8.20	3,730,091	0.67	0.90	to	0.90	7.71	to	7.71
	12/31/2004	472,044	7.61	to	7.61	3,591,536	0.32	0.90	to	0.90	5.93	to	5.93
	12/31/2003	432,103	7.18	to	7.18	3,103,466	0.40	0.90	to	0.90	28.25	to	28.25
Fidelity VIP Index 500
	12/31/2007	457,757	10.86	to	13.56	6,471,158	3.39	0.00	to	0.90	5.18	to	4.24
	12/31/2006	344,135	10.33	to	13.01	4,682,372	1.24	0.00	to	0.90	3.27	to	14.41
	12/31/2005	187,457	12.04	to	11.37	2,223,179	0.96	0.75	to	0.90	3.78	to	3.63
	12/31/2004 (1)	49,601	11.60	to	10.98	560,487	0.18	0.75	to	0.90	9.52	to	14.53

Western Reserve Life Assurance Co.

WRL Series Life Account

Notes to Financial Statements

December 31, 2007

5.	Administrative, Mortality, and Expense Risk Charge

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.00% and 0.90% of average daily net assets is assessed to compensate WRL for assumption of mortaility and expense risks in connection with the issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Life Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Life Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds	$696,849	$623,828
Preferred stocks	4,673	4,796
Common stocks of affiliated entities (cost: 2007 - $20,659 and 2006 - $19,901)	24,397	23,000
Mortgage loans on real estate	24,493	25,548
Home office properties	38,574	39,428
Cash, cash equivalents and short-term investments	45,633	112,307
Policy loans	410,844	344,781
Other invested assets	10,358	11,993

Total cash and invested assets	1,255,821	1,185,681

Net deferred income tax asset	30,879	30,527
Premiums deferred and uncollected	4,970	5,027
Reinsurance receivable	8,579	3,235
Receivable from parent, subsidiaries and affiliates	16,005	31,579
Investment income due and accrued	7,722	6,941
Cash surrender value of life insurance policies	63,948	61,729
Other admitted assets	7,386	7,665
Separate account assets	10,373,595	10,196,130

Total admitted assets	$11,768,905	$11,528,514

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,055,742	$986,405
Annuity	596,029	636,572
Life policy and contract claim reserves	15,373	12,884
Liability for deposit-type contracts	16,119	16,456
Other policyholders’ funds	50	50
Remittances and items not allocated	9,202	10,526
Borrowed funds	—	18,885
Federal and foreign income taxes payable	973	9,508
Transfers to separate account due or accrued	(888,410)	(931,425)
Asset valuation reserve	7,096	5,858
Funds held under coinsurance and other reinsurance treaties	16,541	16,095
Payable to affiliates Amounts incurred under modified coinsurance agreements	37,892 3,607	41,262 4,351
Payable for securities	—	865
Unearned investment income	10,472	9,589
Other liabilities	25,921	27,405
Separate account liabilities	10,373,595	10,196,130

Total liabilities	11,280,202	11,061,416

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	151,259	151,781
Unassigned surplus	334,944	312,817

Total capital and surplus	488,703	467,098

Total liabilities and capital and surplus	$11,768,905	$11,528,514

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$583,890	$582,936	$578,361
Annuity	429,894	584,189	568,168
Net investment income	68,832	64,109	86,812
Amortization of interest maintenance reserve	(510)	(437)	45
Commissions and expense allowances on reinsurance ceded	11,826	9,385	3,383
Reserve adjustments on reinsurance ceded	10,216	8,451	(1,018)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	137,410	128,081	114,078
Income earned on company owned life insurance	2,323	2,257	2,267
Income from administrative service agreement with affiliate	38,629	36,528	—
Other income	6,130	5,320	7,615

	1,288,640	1,420,819	1,359,711

Benefits and expenses:
Benefits paid or provided for:
Life	74,138	65,610	80,266
Surrender benefits	1,206,556	1,047,578	963,670
Annuity benefits	49,912	47,275	40,836
Other benefits	1,564	2,587	2,586
Increase (decrease) in aggregate reserves for policies and contracts:
Life	69,337	34,451	511,178
Annuity	(40,543)	(56,276)	(78,445)

	1,360,964	1,141,225	1,520,091
Insurance expenses:
Commissions	174,497	167,682	156,876
General insurance expenses	111,553	101,204	92,552
Taxes, licenses and fees	20,455	16,459	15,204
Net transfers from separate accounts	(576,044)	(186,676)	(571,654)
Other expenses	947	1,274	1,527

	(268,592)	99,943	(305,495)

Total benefits and expenses	1,092,372	1,241,168	1,214,596

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	196,268	179,651	145,115
Dividends to policyholders	27	29	30

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	196,241	179,622	145,085
Federal income tax expense	61,963	67,978	39,955

Income from operations before net realized capital gains (losses) on investments	134,278	111,644	105,130
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(2,623)	345	(584)

Net income	$131,655	$111,989	$104,546

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,500	$151,019	$124,402	$277,921
Net income	—	—	104,546	104,546
Change in net unrealized capital gains and losses	—	—	17,411	17,411
Change in non-admitted assets	—	—	(27,593)	(27,593)
Change in asset valuation reserve	—	—	(2,828)	(2,828)
Change in liability for reinsurance in unauthorized companies	—	—	(259)	(259)
Change in surplus in separate accounts	—	—	(241)	(241)
Change in net deferred income tax asset	—	—	22,511	22,511
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	1,166	—	1,166

Balance at December 31, 2005	2,500	152,185	236,764	391,449
Net income	—	—	111,989	111,989
Change in net unrealized capital gains and losses	—	—	(43,656)	(43,656)
Change in non-admitted assets	—	—	(42,577)	(42,577)
Change in asset valuation reserve	—	—	7,027	7,027
Change in liability for reinsurance in unauthorized companies	—	—	259	259
Change in surplus in separate accounts	—	—	(141)	(141)
Change in net deferred income tax asset	—	—	24,874	24,874
Dividend to stockholder	—	—	(2,000)	(2,000)
Cumulative effect of changes in accounting principles	—	—	1	1
Surplus effect of reinsurance transaction	—	—	(969)	(969)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(404)	—	(404)
Correction of prior year error	—	—	21,246	21,246

Balance at December 31, 2006	2,500	151,781	312,817	467,098

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$2,500	$151,781	$312,817	$467,098
Net income	—	—	131,655	131,655
Change in net unrealized capital gains and losses	—	—	638	638
Change in non-admitted assets	—	—	(6,561)	(6,561)
Change in asset valuation reserve	—	—	(1,238)	(1,238)
Change in net deferred income tax asset	—	—	8,842	8,842
Dividend to stockholder	—	—	(110,000)	(110,000)
Surplus effect of reinsurance transaction	—	—	(1,209)	(1,209)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	(522)	—	(522)

Balance at December 31, 2007	$2,500	$151,259	$334,944	$488,703

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$1,014,138	$1,167,315	$1,144,956
Net investment income received	73,854	71,408	92,755
Miscellaneous income received	204,010	187,060	118,762
Benefit and loss related payments	(1,333,939)	(1,165,987)	(1,093,337)
Commissions, expenses paid and aggregate write-ins for deductions	(311,221)	(282,359)	(271,622)
Net transfers to separate accounts and protected cell accounts	619,060	191,125	88,327
Dividends paid to policyholders	(27)	(29)	(30)
Federal and foreign income taxes paid	(69,082)	(60,364)	(53,662)

Net cash provided by operating activities	196,793	108,169	26,149

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	393,160	513,300	758,904
Preferred stocks	—	3,020	—
Common stocks	—	8,144	—
Mortgage loans on real estate	1,058	988	5,085
Other invested assets	—	—	3,750
Miscellaneous proceeds	7	962	245

Total investment proceeds	394,225	526,414	767,984

Cost of investments acquired:
Bonds	(467,479)	(465,786)	(778,751)
Preferred stocks	—	(2,488)	—
Common stocks	(758)	(4,126)	—
Mortgage loans on real estate	—	(8,501)	(6,208)
Real estate	(36)	(39)	(153)
Other invested assets	(1,335)	(484)	(1,007)
Miscellaneous applications	(4,506)	—	(31,061)

Total cost of investments acquired	(474,114)	(481,424)	(817,180)
Net increase in policy loans	(66,063)	(44,319)	(20,804)

Net cost of investments acquired	(540,177)	(525,743)	(837,984)

Net cash provided by (used in) investing activities	(145,952)	671	(70,000)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Cash provided (applied):
Borrowed funds received (returned)	$(18,791)	$12,384	$6,407
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(835)	(5,334)	5,284
Dividends to stockholder	(110,000)	(2,000)	—
Other cash provided (applied)	12,111	(31,789)	38,787

Net cash provided by (used in) financing and miscellaneous activities	(117,515)	(26,739)	50,478

Net increase (decrease) in cash, cash equivalents and short-term investments	(66,674)	82,101	6,627

Cash, cash equivalents and short-term investments:
Beginning of year	112,307	30,206	23,579

End of year	$45,633	$112,307	$30,206

Noncash proceeds:
Hybrid schedule reclass	$—	$4,308	$—

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Non-admitted Assets: Certain assets designated as “non-admitted”, principally the non-admitted portion of deferred income tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $4,308 as of December 31, 2006, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2007 or 2005.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2007, 2006 and 2005 net realized capital (losses) gains of $(177), $(2,235) and $(2,416), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(510), $(437) and $45, for the years ended December 31, 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $13, $20 and $28 has been excluded for the years ended December 31, 2007, 2006 and 2005, respectively, with respect to such practices.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $18,544, and a market value of $18,767, were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements as of December 31, 2007.

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $910,067, $1,092,584 and $1,095,820, in 2007, 2006 and 2005, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $137,410, $128,081 and $114,078, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(832), $(538) and $719 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $310, $134 and $447 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

Beginning in 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.

During the preparation of the 2006 financial statements, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses in 2006. There is no income or surplus effect in the current or any prior period as a result of this correction.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices provided by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: Carrying value of policy loans approximates their fair value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments	$45,633	$45,633	$112,307	$112,307
Bonds	696,849	694,605	623,828	619,432
Preferred stock	4,673	4,646	4,796	4,844
Mortgage loans on real estate	24,493	24,249	25,548	25,556
Policy loans	410,844	410,844	344,781	344,781
Separate account assets	10,373,595	10,373,595	10,196,130	10,196,130

Liabilities
Investment contract liabilities	607,967	606,177	652,763	652,027
Borrowed funds	—	—	18,885	18,885
Payable for securities	—	—	865	865
Separate account annuity liabilities	6,137,949	6,137,949	6,287,948	6,287,948

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$152,325	$5,531	$–	$1	$157,855
State, municipal and other government	4,494	115	–	58	4,551
Public utilities	14,942	345	32	–	15,255
Industrial and miscellaneous	193,686	2,292	1,185	1,396	193,397
Mortgage and other asset-backed securities	331,402	1,787	3,673	5,969	323,547

	696,849	10,070	4,890	7,424	694,605
Unaffiliated preferred stock	4,673	60	76	11	4,646

Total	$701,522	$10,130	$4,966	$7,435	$699,251

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$60,003	$6	$1,763	$68	$58,178
State, municipal and other government	6,851	240	1	–	7,090
Public utilities	23,975	397	102	–	24,270
Industrial and miscellaneous	184,399	2,577	2,703	360	183,913
Mortgage and other asset-backed securities	348,600	1,281	3,553	347	345,981

	623,828	4,501	8,122	775	619,432
Unaffiliated preferred stock	4,796	129	81	–	4,844

Total	$628,624	$4,630	$8,203	$775	$624,276

At December 31, 2007 and 2006, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 57 and 81 securities with a carrying amount of $181,439 and $312,735 and an unrealized loss of $4,966 and $8,203, with an average price of 97.3 and 98.3 (NAIC fair value/amortized cost). Of this portfolio, 97.43% and 98.92% were investment grade with associated unrealized losses of $4,645 and $7,999, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 59 and 54 securities with a carrying amount of $181,236 and $132,359 and an unrealized loss of $7,435 and $775 with an average price of 95.9 and 99.9 (NAIC fair value/amortized cost). Of this portfolio, 93.47% and 87.39% were investment grade with associated unrealized losses of $7,145 and $588, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.

For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company did not impair any of its sub-prime mortgage positions in 2006 or 2007.

The actual cost, carrying value and fair value of the Company’s sub-prime mortgage- backed ABS holdings at December 31, 2007 are $75,364, $75,328 and $68,859, respectively.

The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$—	$823	$823
State, municipal and other government	—	1,851	1,851
Public utilities	4,963	—	4,963
Industrial and miscellaneous	61,784	48,785	110,569
Mortgage and other asset-backed securities	106,518	121,865	228,383

	173,265	173,324	346,589
Preferred stock	3,207	477	3,684

	$176,472	$173,801	$350,273

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$53,336	$3,382	$56,718
State, municipal and other government	345	—	345
Public utilities	7,904	4,999	12,903
Industrial and miscellaneous	96,635	29,104	125,739
Mortgage and other asset-backed securities	142,988	94,099	237,087

	301,208	131,584	432,792
Preferred stock	3,324	—	3,324

	$304,532	$131,584	$436,116

The carrying amount and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$24,050	$24,063
Due one through five years	142,162	141,987
Due five through ten years	39,191	39,448
Due after ten years	160,044	165,560

	365,447	371,058
Mortgage and other asset-backed securities	331,402	323,547

	$696,849	$694,605

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Income:
Bonds	$32,953	$32,693	$30,014
Preferred stocks	264	421	—
Common stock of affiliated entities	6,160	10,010	35,871
Mortgage loans on real estate	1,501	1,183	2,013
Real estate- home office properties	7,243	7,400	7,316
Policy loans	22,127	18,870	17,266
Cash, cash equivalents and short-term investments	9,852	4,722	2,090
Other	(2,503)	(2,443)	451

Gross investment income	77,597	72,856	95,021
Investment expenses	(8,765)	(8,747)	(8,209)

Net investment income	$68,832	$64,109	$86,812

Investment expenses include expenses for the occupancy of company-owned property of $3,759, $3,668 and $3,649 during 2007, 2006 and 2005, respectively, as well as depreciation expense on these properties of $890, $887 and $880, respectively.

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$393,160	$521,904	$758,904

Gross realized gains	$2,154	$1,685	$1,555
Gross realized losses	(2,426)	(4,689)	(5,273)

Net realized losses	$(272)	$(3,004)	$(3,718)

At December 31, 2007, bonds with an aggregate carrying value of $3,795 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Debt securities	$(272)	$(3,004)	$(3,718)
Common stock	—	(20)	—
Cash equivalents	(1,230)	—	—
Derivatives	(2,240)	(858)	(78)
Other invested assets	(164)	952	26

	(3,906)	(2,930)	(3,770)

Tax benefit	1,106	1,040	770
Transfer to interest maintenance reserve	177	2,235	2,416

Net realized capital gains (losses) on investments	$(2,623)	$345	$(584)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005
Common stocks	$638	$(43,656)	$18,801
Other invested assets	—	—	(1,390)

Change in unrealized capital gains and losses	$638	$(43,656)	$17,411

The Company did not recognize any impairment write-downs for its investments in limited partnerships during the years ended December 31, 2007, 2006 or 2005.

Gross unrealized gains (losses) on common stocks of affiliated entities were as follows:

	Unrealized
	December 31
	2007	2006
Unrealized gains	$6,212	$5,574
Unrealized losses	(2,475)	(2,475)

Net unrealized gains	$3,737	$3,099

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2007, the Company did not issue any mortgage loans. During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement.

During 2007, 2006 and 2005, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2007, 2006 and 2005, the Company held a mortgage loan loss reserve in the asset valuation reserve of $233, $243 and $171, respectively.

At December 31, 2007, the Company had three Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from nine to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2008 to 2012 are $2,053. There were no impairment losses, write-downs or reclassifications during 2007 related to these credits.

At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.

The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company did not recognize any unrealized gains or losses during 2007, 2006 or 2005 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company did not recognize any unrealized gains or losses during 2007 or 2006 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$1,084,449	$1,229,963	$1,200,679
Reinsurance assumed - affiliated	3,853	2,382	791
Reinsurance ceded - affiliated	(48,572)	(43,611)	(36,972)
Reinsurance ceded - non-affiliated	(25,946)	(21,609)	(17,969)

Net premiums earned	$1,013,784	$1,167,125	$1,146,529

The Company received reinsurance recoveries in the amount of $37,977, $34,248 and $42,537 during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,863 and $13,933, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2007 and 2006 of $112,489 and $84,897, respectively. As of December 31, 2007 and 2006, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $75,935 and $62,002, respectively.

The net amount of the reduction in surplus at December 31, 2007 if all reinsurance agreements were cancelled is $4,740.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2007, 2006 and 2005, the amount charged directly to unassigned surplus was $ 1,185. At December 31, 2007, the Company holds collateral in the form of letters of credit of $61,000 from the assuming company.

During 2006, the Company entered into a reinsurance agreement with Transamerica International Reinsurance Ireland, Ltd. (TIRI) an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For each of the years ended December 31, 2007 and 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.

During 2007, the Company recaptured the risks related to the universal life business that was previously ceded to TIRI on a funds withheld basis. The Company paid recapture consideration of $525 and received $81 for assets recaptured related to the block. Reserves recaptured included $5,453 in life reserves and $30 in other claim reserves, resulting in a net pre-tax loss of $5,927, which is included in the statement of operations.

Letters of credit held for all unauthorized reinsurers as of December 31, 2007 and 2006 was $79,000 and $67,200, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2007	2006
Deferred tax assets:
Non-admitted assets	$6,650	$7,214
Tax-basis deferred acquisition costs	93,168	93,272
Reserves	135,841	138,064
Other	13,151	11,518

Total deferred income tax assets	248,810	250,068

Non-admitted deferred tax assets	165,305	156,815

Admitted deferred tax assets	83,505	93,253

Deferred tax liabilities:
§807(f) adjustment – liabilities	52,151	62,039
Other	475	687

Total deferred income tax liabilities	52,626	62,726

Net admitted deferred tax asset	$30,879	$30,527

The change in net deferred income tax assets is as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$248,810	$250,068	$(1,258)
Total deferred tax liabilities	52,626	62,726	(10,100)

Net deferred tax asset	$196,184	$187,342	$8,842

	December 31
	2006	2005	Change
Total deferred tax assets	$250,068	$236,815	$13,253
Total deferred tax liabilities	62,726	74,347	11,621

Net deferred tax asset	$187,342	$162,468	$24,874

Non-admitted deferred tax assets increased $8,490, $22,220 and $27,476 for 2007, 2006 and 2005, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$67,317	$61,842	$49,460
Deferred acquisition costs – tax basis	(314)	327	981
Amortization of IMR	179	153	(16)
Depreciation	(56)	(178)	(178)
Dividends received deduction	(8,946)	(11,099)	(25,155)
Low income housing credits	(3,198)	(3,167)	(3,157)
Reinsurance transactions	(423)	(339)	(415)
Reserves	6,380	17,750	17,967
Other	(82)	1,649	(302)

Federal income tax expense on operations and capital gains (losses) on investments	60,857	66,938	39,185
Less tax (benefit) on capital gains (losses)	(1,106)	(1,040)	(770)

Total federal income tax expense	$61,963	$67,978	$39,955

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$60,857	$66,938	$39,185
Change in net deferred income taxes	(8,842)	(24,874)	(22,511)

Total statutory income taxes	$52,015	$42,064	$16,674

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent, Transamerica Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2006, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

The consolidated tax group, in which the Company is included, incurred income taxes during 2007, 2006 and 2005 of $40,084, $0 and $286,973, respectively, which will be available for recoupment in the event of future net losses.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$20,695	0%	$21,059	0%
At book value less current surrender charge of 5% or more	81,307	1%	97,945	1%
At fair value	6,164,883	91%	6,322,414	91%

Total with adjustment or at market value	6,266,885	92%	6,441,418	92%
At book value without adjustment (minimal or no charge or adjustment)	431,030	6%	462,789	7%
Not subject to discretionary withdrawal	92,330	2%	78,598	1%

Total annuity reserves and deposit fund liabilities - before reinsurance	6,790,245	100%	6,982,805	100%

Less reinsurance ceded	35,260		33,153

Net annuity reserves and deposit fund liabilities	$6,754,985		$6,949,652

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$—	$—	$909,554	$909,554

Reserves at December 31, 2007 for accounts with assets at fair value	$—	$—	$—	$9,485,165	$9,485,165

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	6,062,603	6,062,603
At fair value	—	—	—	3,422,562	3,422,562
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,485,165	9,485,165
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2007	$—	$—	$—	$9,485,165	$9,485,165

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less than or Equal to 4%	Nonindexed Guaranteed Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$—	$—	$—	$1,092,105	$1,092,105

Reserves at December 31, 2006 for accounts with assets at fair value	$—	$—	$—	$9,264,404	$9,264,404

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	9,264,404	9,264,404
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	9,264,404	9,264,404
Not subject to discretionary withdrawal	—	—	—	—	—
Total separate account liabilities at December 31, 2006	$—	$—	$—	$9,264,404	$9,264,404

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$910,067	$1,092,584	$1,095,820
Transfers from Separate Accounts	1,484,712	1,758,650	1,671,242

Net transfers to (from) Separate Accounts	(574,645)	(666,066)	(575,422)
Reconciling adjustments:
Other	(1,399)	215	3,768

Transfers as reported in the Summary of Operations of the Company	$(576,044)	$(665,851)	$(571,654)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Income Benefit	$1,633,606	$28,980	$4,250
2006	Guaranteed Minimum Income Benefit	$1,787,240	$25,183	$3,152

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Death Benefit	$6,291,420	$73,072	$35,260
2006	Guaranteed Minimum Death Benefit	$6,564,098	$63,367	$33,153

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2007
Ordinary direct renewal business	$3,046	$1,813	$4,859
Ordinary new business	262	(151)	111

	$3,308	$1,662	$4,970

December 31, 2006
Ordinary direct renewal business	$2,749	$1,475	$4,224
Ordinary new business	910	(107)	803

	$3,659	$1,368	$5,027

At December 31, 2007 and 2006, the Company had insurance in force aggregating $2,170,424 and $3,640,805 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $15,281 and $21,377 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without the prior approval of insurance regulatory authorities, is $131,655.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2006 and 2005, the Company sold $32,428 and $51,983, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc. (MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Agent receivables in the amount of $18,673 and $20,261 were non-admitted as of December 31, 2007 and 2006, respectively.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,829, $1,432 and $1,280 for 2007, 2006 and 2005, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $905, $864 and $836 for 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2007, 2006 and 2005 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $179, $147 and $126 for 2007, 2006 and 2005, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2007, 2006 and 2005, the Company paid $106,392, $94,305 and $91,667, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $38,629 and $36,528 from this agreement during 2007 and 2006, respectively. The Company provides office space, marketing and administrative services to certain affiliates. During 2007, 2006 and 2005, the Company received $100,815, $91,726 and $85,975, respectively, for such services, which approximates their cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2007 and 2006, the Company has a net amount of $21,887 and $9,683, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2007, 2006 and 2005, the Company paid net interest of $1,954, $1,599 and $1,027, respectively, to affiliates.

At December 31, 2007, the Company had a short-term note receivable of $9,600 from AEGON USA, Inc. The note is due by September 27, 2008 and bears interest at 5.62%. This note is reported as a short-term investment.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2007 and 2006, the cash surrender value of these policies was $63,948 and $61,729, respectively.

The Company paid ordinary common stock dividends of $110,000 and $2,000 to its parent on December 19, 2007 and September 8, 2006, respectively. No dividends were paid during 2005.

13. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,344 and $3,364 with no offsetting premium tax benefit at December 31, 2007 and 2006, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(22), $36 and $59 for 2007, 2006 and 2005, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100%/102% of the fair market value of the loaned government/other domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 100%/102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 100%/102% of the fair value of the loaned government/other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and 2006, respectively, securities in the amount of $158,452 and $59,321 were on loan under security lending agreements. At December 31, 2007 the collateral the Company received from securities lending was in the form of cash.

The Company has contingent commitments of $2,053 and $2,618 as of December 31, 2007 and 2006, respectively, for low income housing tax credit investments.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2007 and 2006 respectively, the Company pledged assets in the amount of $6,449 and $2,191 to satisfy the requirements of futures trading accounts.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

14. Debt

The Company had an outstanding liability for borrowed money in the amount of $18,885 as of December 31, 2006, due to participation in dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreement at December 31, 2007. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$161,206	$167,011	$161,206
States, municipalities and political subdivisions	30,832	31,404	30,832
Foreign governments	3,662	3,722	3,662
Public utilities	14,942	15,255	14,942
All other corporate bonds	486,207	477,213	486,207
Preferred stock	4,673	4,646	4,673

Total fixed maturities	701,522	699,251	701,522

Mortgage loans on real estate	24,493		24,493
Real estate	38,574		38,574
Policy loans	410,844		410,844
Cash, cash equivalents and short-term investments	45,633		45,633
Other invested assets	10,358		10,358

Total investments	$1,231,424		$1,231,424

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2007
Individual life	$1,040,192	$14,956	$583,844	$42,731	$304,367	$241,395	$—
Group life	15,550	100	46	646	915	53	—
Annuity	596,029	317	429,894	25,455	1,055,682	(510,040)	—

	$1,651,771	$15,373	$1,013,784	$68,832	$1,360,964	$(268,592)	$—

Year ended December 31, 2006
Individual life	$971,044	$12,448	$582,703	$33,573	$727,802	$(178,400)	$—
Group life	15,361	198	233	694	445	55	—
Annuity	636,572	238	584,189	29,842	892,153	(200,887)	—

	$1,622,977	$12,884	$1,167,125	$64,109	$1,620,400	$(379,232)	$—

Year ended December 31, 2005
Individual life	$941,322	$18,346	$578,049	$34,086	$252,018	$244,614	$—
Group life	15,288	100	312	1,026	1,722	1,357	—
Annuity	692,848	2	568,168	51,700	782,520	(67,635)	—

	$1,649,458	$18,448	$1,146,529	$86,812	$1,036,260	$178,336	$—

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$99,363,588	$48,566,371	$17,211,679	$68,008,896	25%

Premiums:
Individual life	$646,758	$66,766	$3,853	$583,845	1%
Group life	586	540	—	46	0
Annuity	437,105	7,212	—	429,893	0

	$1,084,449	$74,518	$3,853	$1,013,784	1%

Year ended December 31, 2006
Life insurance in force	$90,434,049	$40,136,640	$17,246,515	$67,543,924	26%

Premiums:
Individual life	$637,660	$57,339	$2,382	$582,703	0%
Group life	725	492	—	233	0
Annuity	591,578	7,389	—	584,189	0

	$1,229,963	$65,220	$2,382	$1,167,125	0%

Year ended December 31, 2005
Life insurance in force	$85,891,325	$35,360,079	$4,106,724	$50,531,246	0%

Premiums:
Individual life	$622,657	$45,399	$791	$578,049	0%
Group life	755	443	—	312	0
Annuity	577,267	9,099	—	568,168	0

	$1,200,679	$54,941	$791	$1,146,529	0%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (13)
(vii)	Third Amendment to Principal Underwriting Agreement (16)

(viii)        Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (20)

(d)	(i)(a)Specimen Flexible Premium Variable Life Insurance Policy (VL07) (8)
(b)Specimen Flexible Premium Variable Life Insurance Policy (VL09) (15)
(ii)	Inflation Fighter Rider (8)
(iii)	Primary Insured Rider Plus (8)
(iv)	Disability Waiver of Premium Rider (8)
(v)	Disability Waiver of Monthly Deductions Rider (8)
(vi)	Other Insured Rider (8)
(vii)	Accidental Death Benefit Rider (8)
(viii)	Living Benefit Rider (an Accelerated Death Benefit) (6)
(ix)	Childrens Insurance Rider (7)
(e)	Application for Flexible Premium Variable Life Insurance Policy (13)
(f)	Depositor’s Certification of Incorporation and By-Laws
(i)	Second Amended Articles of Incorporation of Western Reserve (2)
(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)	Reinsurance Agreements
(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (5)
(iii)	Reinsurance Treaty dated September 1, 2003 (15)
(h)	(i) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (9)
(ii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund (10)
(iii)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (11)
(iv)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (13)
(vi)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (12)
(vii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (13)
(viii)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (14)

(ix)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (16)
(x)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (17)
(xi)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (18)
(xii)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (18)
(xiii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (22)
(xiv)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2007 (22)

(xv)       Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (19)

(xvi)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (23)
(xvii)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2006 (21)
(xviii)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2007 (21)
(xvi)	Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) dated May 1, 2008. (23)
(i)	Not Applicable
(j)	Not Applicable
(k)	Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered
(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
(m)	Sample Hypothetical Illustration (13)
(n)	Other Opinions:
(i)	Written Consent of Sutherland Asbill & Brennan LLP
(ii)	Written Consent of Ernst & Young LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (15)
(r)	Powers of Attorney

Eric J. Martin

Brenda K. Clancy

Arthur C. Schneider

Charles T. Boswell

John R. Hunter

Tim L. Stonehocker

_____________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(8)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(9)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference
(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 14, 2004 (File No. 333-107705) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(18)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.

(19)      This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.

(20)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(21)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(22)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 11, 2008 (File No. 333-110315) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President

William H. Geiger	(2)	Corporate Counsel, Group Vice President – Compliance and Secretary
M. Craig Fowler	(3)	Vice President and Treasurer
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer
Eric J. Martin	(1)	Vice President and Corporate Controller

_________________________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716
(3)	400 W. Market Street, Louisville, Kentucky 40202

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

Item 29.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.

Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware

Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)

Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa

10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation

Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.--a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	California	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware

Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company

Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware

33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company

Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware

34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware

34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA

General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).

Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC

To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund
Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member

Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental's Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member

Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)      A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)      Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)      Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)      To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)      Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)      By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)      If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)	By the shareholders;

(d)      By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)      Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)      The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)      A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)      The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)      As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)        The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)        To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)        Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)        Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)        The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)        The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)        As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)         The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Life Insurance Company – Separate Accounts: The Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A.

Transamerica Financial Life Insurance Company – Separate Accounts: Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.

Western Reserve Life Assurance Co. of Ohio – Separate Accounts: Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.

Transamerica Occidental Life Insurance Company – Separate Accounts: Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3.

Monumental Life Insurance Company – Separate Accounts: Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.

Merrill Lynch Life Insurance Company – Separate Accounts: Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.

ML Life Insurance Company of New York – Separate Accounts: ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville, KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	1111 North Charles Street, Baltimore, MD 21201
(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
AFSG Securities Corporation(1)	$44,112,185.21	0	0	0
Transamerica Capital, Inc.	$21,215,095.56	0	0	0

(1)    Effective May 1, 2007, Transamerica Capital, Inc. replaced AFSG Securities Corporation as principal underwriter for the policies.

* TCI and AFSG pass through any commissions paid to them to the selling firms and do not retain any portion of such payments.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at

570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Xcelerator and WRL Xcelerator Focus and WRL Xcelerator Exec, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 14th day of April, 2008.

WRL SERIES LIFE ACCOUNT

(Registrant)

By:

Tim L. Stonehocker*/Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE

CO. OF OHIO

(Depositor)

By:

Tim L. Stonehocker*/Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Chairman of the Board	April 16, 2008

Tim L. Stonehocker */

Director and Chief Executive Officer	April 16, 2008

Charles T. Boswell */

Director and President	April 16, 2008
Brenda K. Clancy */

Vice President and Treasurer	April 16, 2008
Eric J. Martin*/

Chief Financial Officer	April 16, 2008
John R. Hunter */	Director and Chief Financial Officer

April 16, 2008
Arthur C. Schneider */	Senior Vice President and Chief Tax Officer

*/	/s/ Arthur D. Woods
Signed by Arthur D. Woods, Esq.
As Attorney in Fact pursuant to Powers of Attorney filed herewith

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(k)                      Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)	Written Consent of Sutherland Asbill & Brennan LLP

26(n)(ii)	Written Consent of Ernst & Young LLP

26(r)	Powers of Attorney